Statement of Additional Information

Dated May 1, 2013, as amended and

restated December 20, 2013

Group Variable Annuity Contracts

Issued By

Transamerica Partners Variable Funds

Transamerica Asset Allocation Variable Funds

and

Transamerica Financial Life Insurance Company

440 Mamaroneck Avenue, Harrison, NY 10528; (800) 755-5801

This Statement of Additional Information (“SAI”) is NOT a Prospectus, but it relates to, and should be read in conjunction with, the Prospectus dated May 1, 2013, and supplemented from time to time (the “Prospectus”), for the Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company (“TFLIC”) which invest in Transamerica Partners Variable Funds (the “Variable Funds Account”) or Transamerica Asset Allocation Variable Funds (the “Asset Allo- cation Funds Account”, and, together with the Variable Funds Account, the “Accounts”). The Prospectus is available, at no charge, by writing TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528 or by calling (800) 755-5801.

A separate SAI is available without charge for Calvert Variable Series, Inc. (“CVS”) of which the Calvert VP SRI Balanced Portfolio is part by writing to CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.

This SAI includes information which may be of interest to investors but which is not necessarily included in the Prospectus.

There are twelve Subaccounts of Transamerica Partners Variable Funds (the “Variable Funds Subaccounts”) and three Subaccounts of Transamerica Asset Allocation Variable Funds (the “Asset Allocation Subaccounts”) that are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Transamerica Partners Portfolios. Those series of Transamerica Partners Portfolios (the “Portfolios”) are described in this Statement of Additional Information. Each Asset Allocation Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), and the Variable Funds Subaccounts, in turn, invest in the Portfolios. This Statement of Additional Information also provides additional information about the Asset Allocation Subaccounts. References to “Portfolio/AA Subaccount” refer to both the Portfolios and the Asset Allocation Subaccounts.

Description of Transamerica Partners Portfolios and Asset Allocation Variable Funds Subaccounts

This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Large Value Portfolio, the Large Core Portfolio, the Large Growth Portfolio, the Small Core Portfolio, and the International Equity Portfolio. Certain information relating to the Asset Allocation Subaccounts is also provided in this section.

Interests (also referred to sometimes as “shares”) of Transamerica Partners Portfolios (the “Trust” or ), a management investment company that is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) is currently divided into separate series (each a “Portfolio” or together, the “Portfolios”) described herein. The Trust may create additional series and classes from time to time. Transamerica Partners Portfolios is a series trust organized under the laws of New York. Transamerica Partners Portfolios was organized on September 1, 1993.

Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

During the last five years, none of the Portfolio’s names have changed.

The Transamerica Asset Allocation Variable Funds account (“Asset Allocation Account”) is also registered with the SEC under the 1940 Act as a management investment company. The Asset Allocation Account was established by Transamerica Financial Life Insurance Company (“TFLIC”) under New York Insurance Law on April 15, 1996.

Underlying Portfolios

Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in an underlying master fund (called a “Portfolio”), which are series of the Transamerica Partners Portfolios, having the same investment objectives and policies as the applicable Variable Funds Subaccounts. The Variable Funds Subaccounts and their corresponding Portfolios are set forth below.

Variable Funds Subaccount	Portfolio
Transamerica Partners Balanced	Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond	Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond	Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond	Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities	Transamerica Partners Inflation-Protected Securities Portfolio

Variable Funds Subaccount	Portfolio
Transamerica Partners International Equity	Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core	Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth	Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value	Transamerica Partners Large Value Portfolio
Transamerica Partners Money Market	Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core	Transamerica Partners Small Core Portfolio

Each of the Asset Allocation Subaccounts seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Variable Funds, which in turn, invest in the applicable Portfolios.

Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) is the investment adviser for each Portfolio and the Asset Allocation Variable Subaccounts.

Each Portfolio is diversified. Each Asset Allocation Subaccount is non-diversified.

For certain purposes herein, the Portfolios and Asset Allocation Subaccounts are grouped as follows:

Money Market Portfolio: Transamerica Partners Money Market

Bond Portfolios: Transamerica Partners High Quality Bond Portfolio; Transamerica Partners Inflation-Protected Securities Portfolio; Transamerica Partners Core Bond Portfolio and Transamerica Partners High Yield Bond Portfolio

Balanced Portfolio: Transamerica Partners Balanced Portfolio

Stock Portfolios: Transamerica Partners Large Value Portfolio; Transamerica Partners Large Core Portfolio; Transamerica Partners Large Growth Portfolio; Transamerica Partners Small Core Portfolio; and Transamerica Partners International Equity Portfolio

Asset Allocation Subaccounts: Transamerica Asset Allocation — Intermediate Horizon, Transamerica Asset Allocation — Intermediate/Long Horizon, and Transamerica Asset Allocation — Short Horizon

Investment Objectives, Policies, Practices and Associated Risk Factors

The investment objective of each Portfolio/AA Subaccount and the strategies each Portfolio/AA Subaccount employs to achieve its objective are described in the prospectus. There can be no assurance that a Portfolio/AA Subaccount will achieve its objective.

Each Portfolio’s/AA Subaccount’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders. A change in the investment objective or policies of a Portfolio’s/AA Subaccount’s may result in the Portfolio’s/AA Subaccount’s having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

Whenever a Variable Funds or Asset Allocation Subaccount is requested to vote on a fundamental policy of a Portfolio, the Company will follow the procedures described in the prospectus under the section entitled “Voting Rights.”

Investment Policies

Fundamental Investment Policies

Fundamental investment policies of each Portfolio’s/AA Subaccount’s may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio’s/AA Subaccount’s, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the Portfolio’s/AA Subaccount’s present at a shareholder/investor meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio’s/AA Subaccount’s are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Portfolio’s/AA Subaccount’s.

Each Portfolio and Asset Allocation Subaccount has adopted the following fundamental policies:

1. Borrowing

The Portfolio/AA Subaccount may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. Underwriting Securities

The Portfolio/AA Subaccount may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

3. Making Loans

The Portfolio/AA Subaccount may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Senior Securities

The Portfolio’s/AA Subaccount’s may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Real Estate

The Portfolio’s/AA Subaccount’s may not purchase or sell real estate except as permitted by the 1940 Act.

6. Commodities

The Portfolio’s/AA Subaccount’s may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentration of Investments

The Portfolio’s/AA Subaccount’s may not make any investment if, as a result, the Portfolio’s/AA Subaccount’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), the SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

Additional Information about Fundamental Investment Policies:

The following provides additional information about each of the fundamental investment policies. This information does not form part of the fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Portfolio’s/AA Subaccount’s to borrow money in amounts of up to one-third of the Portfolio’s/AA Subaccount’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s/AA Subaccount’s total assets from banks or other lenders for temporary purposes (the Portfolio’s/AA Subaccount’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio’s/AA Subaccount’s to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s/AA Subaccount’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Portfolio’s/AA Subaccount’s from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Portfolio’s/AA Subaccount’s to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Portfolio/AA Subaccount’s underwriting commitments, when added to the value of the Portfolio/AA Subaccount’s investments in issuers where the Portfolio/AA Subaccount owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Portfolio/AA Subaccount engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio’s/AA Subaccount’s to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Portfolio’s/AA Subaccount’s from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio’s/AA Subaccount’s may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Portfolio’s/AA Subaccount’s from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each Portfolio’s/AA Subaccount’s will be permitted by this policy to make loans of money, including to other funds, Portfolios/AA Subaccounts, portfolio securities or other assets. A Portfolio’s/AA Subaccount’s would have to obtain exemptive relief from the SEC to make loans of money to other funds and Portfolios/AA Subaccounts.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Portfolio’s/AA Subaccount’s obligations that have a priority over the Portfolio’s/AA Subaccount’s shares with respect to the payment of dividends or the distribution of Portfolio’s/AA Subaccount’s assets. The 1940 Act prohibits a Portfolio’s/AA Subaccount’s from issuing senior securities, except that the Portfolio’s/AA Subaccount’s may borrow money in amounts of up to one-third of the Portfolio’s/AA Subaccount’s total assets from banks for any purpose. A Portfolio’s/AA Subaccount’s also may borrow up to 5% of the Portfolio’s/AA Subaccount’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio’s/AA Subaccount’s can increase the speculative character of the Portfolio’s/AA Subaccount’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Portfolio’s/AA Subaccount’s from owning real estate; however, a Portfolio’s/AA Subaccount’s is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio’s/AA Subaccount’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Portfolio’s/AA Subaccount’s from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) ((7) for the Asset Allocation Subaccounts) above, the 1940 Act does not prohibit a Portfolio’s/AA Subaccount’s from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Portfolio’s/AA Subaccount’s is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s/AA Subaccount’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) ((6) for the Asset Allocation Subaccounts) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Portfolio’s/AA Subaccount’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Under the policy, Transamerica Money Market may invest without limitation in obligations issued by banks. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a Portfolio’s/AA Subaccount’s as to how to classify issuers within or among industries.

The Portfolio’s/AA Subaccount’s s’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The investment practices described above involve risks. Please see the prospectus and this SAI for a description of certain of these risks.

Non-Fundamental Policies

Non-Fundamental Policies for Portfolios

The Portfolios have adopted the following non-fundamental policies, which may be changed by the Board of the Trust, as relevant, without shareholder approval.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Non-Fundamental Policies for Asset Allocation Subaccounts

The Asset Allocation Subaccounts have adopted the following non-fundamental policies, which may be changed by the Board without investor approval.

As a matter of operating policy, each Asset Allocation Subaccount may not:

(1) Control of Portfolio Companies.  Invest in companies for the purpose of exercising management or control;

(2) Illiquid Securities.  Purchase a security if, as a result of such purchase, more than 15% of the value of each Asset Allocation Subaccount’s net assets would be invested in illiquid securities or other securities that are not readily marketable;

(3) Oil and Gas Programs.  Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

(4) Options.  Invest in options;

(5) Ownership of Portfolio Securities by Officers and Directors.  Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Asset Allocation Account, those officers and directors of TFLIC and TAM, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

(6) Unseasoned Issuers.  Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

(7) Warrants.  Invest in warrants.

Each Asset Allocation Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Asset Allocation Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Asset Allocation Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Asset Allocation Subaccounts’ investment programs set forth in the Prospectus, each of the Asset Allocation Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

Additional Information Regarding Investment Practices of the Portfolios

Each Portfolio’s/AA Subaccount’s principal investment strategies are set forth in the prospectus. This section further explains policies and strategies utilized by the Portfolios. Please refer to the prospectus and investment restrictions for the policies and strategies pertinent to a particular Portfolio.

Each Portfolio also has its own fees and expenses. Please refer to the prospectus and this SAI for the information concerning a particular Portfolio.

Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a Portfolio to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.

Recent Market Events

The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and other changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes and the practical implications for market participants may not be fully known for some time.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many nongovernmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Debt Securities and Fixed-Income Investing

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the Portfolio owns “debt” and becomes a creditor to the company or government.

Consistent with each Portfolio’s investment policies, a Portfolio may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CD’s”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a Portfolio may invest in derivatives based on fixed income instruments.

Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.

Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a Portfolio’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a Portfolio’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Portfolio’s fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a Portfolio’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Mortgage-Backed Securities

Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a Portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a Portfolio could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to taxable shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A Portfolio may also buy mortgage-backed securities without insurance or guarantees.

If a Portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the Portfolio’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Asset-Backed Securities

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional owner- ship interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.

Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a Portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a Portfolio’s experiencing difficulty in selling or valuing asset-backed securities.

Corporate Debt Securities

Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper

Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Bank Obligations

Bank obligations include dollar-denominated certificates of deposit, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non- negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of obligations of each held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and the prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities

Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a tax on the Portfolio, each Portfolio must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a Portfolio may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A Portfolio might obtain such cash from selling other Portfolio holdings. These actions may reduce the assets to which a Portfolio’s expenses could be allocated and may reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Repurchase Agreements

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a Portfolio are fully collateralized at all times during the period of the agreement.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

A Portfolio may, together with other registered investment companies managed by the Portfolio’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio’s investment in non-convertible debt securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

High Yield Securities

Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a Portfolio’s subadviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a Portfolio may decline more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event will require sale of these securities by a Portfolio, but a sub-adviser will consider the event in determining whether the Portfolio should continue to hold the security.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when the Portfolio’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities.

Defaulted Securities

Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a Portfolio will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

The Portfolios will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Portfolios’ ability to readily dispose of securities to meet redemptions.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Securities

U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a Portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the Portfolios.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a Portfolio with a certain degree of protection against rising interest rates, although a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Portfolio is not entitled to exercise its demand rights, and a Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness there- under to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Although the interest paid on municipal securities is generally excluded from gross income, a Portfolio’s distributions of interest paid on municipal securities will be subject to tax when distributed to taxable shareholders unless the Portfolio reports the distributions as exempt-interest dividends. Exempt-interest dividends may be taken into account for purposes of the federal individual and corporate alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the AMT. Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a Portfolio’s exempt-interest dividends are derived from interest on private activity bonds. Although exempt-interest dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, exempt-interest dividends derived from interest income on municipal obligations issued in 2009 and 2010 generally are not included in the current earnings adjustment.

Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long- term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a Portfolio an undivided interest in the municipal obligation in the proportion that the Portfolio’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Portfolio’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a Portfolio will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a Portfolio would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A Portfolio may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non- appropriation or other default.

Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the Portfolio’s option, specified municipal obligations held by the Portfolio at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolio will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Portfolio.

Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

Loan Participations and Assignments

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a lender. A Portfolio’s investment in a loan participation typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.

When a Portfolio purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Certain of the participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A Portfolio may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a Portfolio may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of Portfolio shares, to meet the Portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co- lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Subordinated Securities

Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a Portfolio’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Participation Interests

A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Portfolio’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Portfolio’s participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.

Unsecured Promissory Notes

A Portfolio also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio’s investment objective.

Guaranteed Investment Contracts

A Portfolio may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

The term of a GIC will be 13 months or less.

Credit-Linked Securities

Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of dis-tributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Event-Linked Bonds

A Portfolio may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

Equity Securities and Related Investments

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Portfolio.

Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect a Portfolio’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks: A Portfolio may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in Initial Public Offerings: A Portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a Portfolio’s investment performance. A Portfolio cannot assure that investments in initial public offerings will continue to be available to the Portfolio or, if available, will result in positive investment performance. In addition, as a Portfolio’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the Portfolio is likely to decrease.

Warrants and Rights

A Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Derivatives

The following investments are subject to limitations as set forth in each Portfolio’s investment restrictions and policies.

A Portfolio may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A Portfolio may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A Portfolio may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a Portfolio.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a Portfolio may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a Portfolio’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a Portfolio’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a Portfolio’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a Portfolio as broadly as possible. Statements concerning what a Portfolio may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a Portfolio may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a Portfolio. In general, the use of Financial Instruments may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Portfolio. As noted above, there can be no assurance that any derivatives strategy will succeed.

•

Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•

A Portfolio may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a Portfolio’s position, the Portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Portfolio. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a Portfolio is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Portfolio will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Portfolio to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•

A Portfolio’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Portfolio is not successful in its negotiations, a Portfolio may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A Portfolio may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Portfolio continues to be subject to investment risk on the Financial Instrument. A Portfolio may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•

Certain Financial Instruments transactions may have a leveraging effect on a Portfolio, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Portfolio engages in transactions that have a leveraging effect, the value of the Portfolio is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Portfolio would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•

Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the- counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Portfolio’s limitation on investments in illiquid securities.

•

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Portfolio incurring substantial losses and/or not achieving anticipated gains.

•

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Portfolio might be in a better position had it not attempted to hedge at all.

•

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Portfolio bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•

Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Portfolio has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•

Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•

Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of income that would be subject to tax when distributed by a Portfolio to taxable shareholders.

Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio. In a short hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a Portfolio owns. Rather, it relates to a security that a Portfolio intends to acquire. If a Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options — Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Portfolio may also suffer a loss. For example, if the market price of the security underlying a put option written by a Portfolio declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a Portfolio would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a Portfolio, it can be expected that the option will be exercised and a Portfolio will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a Portfolio that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Portfolio expires unexercised, the Portfolio realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a Portfolio to enter into any closing transaction.

A type of put that a Portfolio may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio’s exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a Portfolio’s portfolio. If a sub-adviser wishes to shorten the duration of the Portfolio’s portfolio, a Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a Portfolio’s portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a gain, or if it is more, a Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, a Portfolio realizes a gain, or if it is less, a Portfolio realizes a loss. A Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Non-U.S. Currency Strategies: A Portfolio may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A Portfolio may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the Portfolio’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts: A Portfolio may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If a Portfolio engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars: A Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio’s investments and its share price and yield because, and to the extent, these agreements affect a Portfolio’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a Portfolio’s cost to enter into the credit default swap.

A Portfolio may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a Portfolio.

Combined Positions: A Portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A Portfolio may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a Portfolio may be engaged in at any time, the segregation of assets does not reduce the risks to a Portfolio of entering into transactions in Financial Instruments.

Turnover: A Portfolio’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a Portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Foreign Securities

The following investments are subject to limitations as set forth in each Portfolio’s investment restrictions and policies.

A Portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Portfolio liquidity.

The interest payable on a Portfolio’s foreign securities may be subject to foreign withholding taxes, which will reduce the Portfolio’s return on its investments. In addition, the operating expenses of a Portfolio making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

A Portfolio may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A Portfolio may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a Portfolio’s investments in such securities.

Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Portfolio to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of a Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

A Portfolio may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Portfolio’s investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, a Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

ADRs, EDRs and GDRs: A Portfolio may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Sovereign Government and Supranational Debt: A Portfolio may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political sub-divisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Other Investments

Illiquid Securities

An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the Portfolio’s books. Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the Portfolios’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a Portfolio’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A Portfolio may be restricted in its ability to sell such securities at a time when a Portfolio’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Certain Portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Commodities and Natural Resources

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain Portfolios may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

Commodity-Linked Investments

A Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a Portfolio may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall Portfolio diversification benefits. Under favorable economic conditions, a Portfolio’s commodity-linked investments may be expected to underperform an investment in traditional securities.

Hybrid Instruments

Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equitylike by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.

Passive Foreign Investment Companies

Certain foreign investment funds or trusts called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolio held its investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, each Portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. A Portfolio will be required to distribute each year any resulting income even though it has not actually sold the security and received cash to pay such distributions. A Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a Portfolio’s expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Master Limited Partnerships

Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment Portfolio or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-Shares: I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

Energy Infrastructure Companies: Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).

Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.

A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy

Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.

Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.

Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Other Investment Companies

Subject to applicable statutory and regulatory limitations, a Portfolio may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a Portfolio may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a Portfolio invests in securities of other investment companies, Portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a Portfolio’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

Exchange-Traded Funds (“ETFs”): ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a Portfolio will generally gain or lose value depending on the performance of the index. However, gains or losses on a Portfolio’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A Portfolio may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

Exchange-Traded Notes (“ETNs”)

ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Dollar Roll Transactions

“Dollar roll” transactions consist of the sale by a Portfolio to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

A Portfolio will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.

Short Sales

In short selling transactions, a Portfolio sells a security it does not own in anticipation that the price of the security will decline. The Portfolio must borrow the same security and deliver it to the buyer to complete the sale. The Portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a Portfolio may be unable to replace a borrowed security sold short. A Portfolio also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.

Short sales also involve other costs. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.

A Portfolio may sell securities “short against the box.” In short sales “against the box,” the Portfolio, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the Portfolio would forgo the potential realization of the increased value of the shares sold short.

Each Portfolio may sell securities only “short against the box.” As a non-fundamental operating policy, it is not expected that more than 40% of a Portfolio’s total assets would be involved in short sales against the box.

International Agency Obligations

Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A Portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

When-Issued, Delayed Settlement and Forward Delivery Securities

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A Portfolio may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. A Portfolio will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the Portfolio’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A Portfolio bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a Portfolio may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

Additional Information

Temporary Defensive Position

At times a Portfolio’s sub-adviser may judge that conditions in the securities markets make pursuing the Portfolio’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio’s assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that a sub-adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a Portfolio may diverge from the duration range for that Portfolio disclosed in its pro- spectus (if applicable). It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies. As a result of using these alternative strategies, a Portfolio may not achieve its investment objective.

Borrowings

A Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Portfolio’s portfolio managers in other securities or instruments in an effort to increase the Portfolio’s investment returns.

When a Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a Portfolio more volatile and increases the Portfolio’s overall investment exposure. In addition, if a Portfolio’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a Portfolio is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Portfolio’s return.

A Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower Portfolio returns. Interest on any borrowings will be a Portfolio expense and will reduce the value of a Portfolio’s shares.

A Portfolio may borrow on a secured or on an unsecured basis. If a Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. During the term of the borrowing, the Portfolio will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a Portfolio may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower Portfolio returns. The Portfolio would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Portfolio. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a Portfolio’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements: A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a Portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a Portfolio agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Portfolio received when it sold the instrument, representing the equivalent of an interest payment by the Portfolio for the use of the cash. During the term of the transaction, a Portfolio will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

A Portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the prospectus or this SAI, a Portfolio may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Portfolio’s portfolio managers in other securities or instruments in an effort to increase the Portfolio’s investment returns.

During the term of the transaction, a Portfolio will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a Portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy’s the Portfolio’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a Portfolio more volatile and increases the Portfolio’s overall investment exposure. This could also result in the Portfolio having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a Portfolio’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Portfolio’s return.

When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Portfolio’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a Portfolio may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the Portfolio’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a Portfolio’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of Portfolio assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Lending

Consistent with applicable regulatory requirements and the limitations as set forth in each Portfolio’s investment restrictions and policies, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a Portfolio will be invested in high quality short-term instruments, or in one or more Portfolios maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a Portfolio will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the Portfolio’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a Portfolio with collateral other than cash, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. A Portfolio does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio could suffer loss if the loan terminates and the Portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year.

Portfolio Turnover

Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a Portfolio’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a Portfolio’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a Portfolio, these charges are ultimately borne by the shareholders.

In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each Portfolio may be disposed of when they are no longer deemed suitable.

Historical turnover rates are included in the Financial Highlights tables in each prospectus.

During the most recent fiscal year, the portfolio turnover rate for Transamerica Partners Core Bond Portfolio was 297% of the average value of its portfolio. For the fiscal year ended December 31, 2011, the portfolio turnover rate was 406%. The portfolio’s sub-adviser, BlackRock Financial Management, Inc., made a conscious effort to reduce the turnover rate in 2012, particularly in Treasury and Agency trading.

Disclosure of Portfolio Holdings

It is the policy of the Portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The Portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. Each Board has adopted formal procedures governing compliance with these policies.

The Portfolios believe the policy is in the best interests of each Portfolio and its investors and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect the Portfolios from potentially harmful disclosures. Any conflicts of interest between the interests of Portfolio investors and those of Transamerica or its affiliates are addressed in a manner that places the interests of Portfolio investors first.

The Portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Portfolio’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The Portfolios publish all holdings on their website at www.transamericapartners.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Portfolios. The Portfolios may then forward the information to investors and consultants requesting it.

Each month, Transamerica Partners Money Market Portfolio files a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Partners Money Market Portfolio is posted each month to the Portfolios’ website in accordance with Rule 2a-7(c)(12) under the 1940 Act.

There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolios by these services and departments, the Portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Portfolios before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the Portfolios’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the Portfolios (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Portfolios (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
Morningstar Associates, LLC	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Portfolios’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the Portfolios’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM receives portfolio holdings information to assist in the selection of underlying portfolios for certain asset allocation funds and subaccounts.

In addition to these ongoing arrangements, the policy permits the release by the Portfolios (or their authorized service providers) of the following information concerning a Portfolio, provided that the information has been publicly disclosed:

•	Top Ten Holdings. A Portfolio’s top ten holdings and the total percentage of the Portfolio such aggregate holdings represent.

•	Sector Holdings. A Portfolio’s sector information and the total percentage of the Portfolio held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data with respect to a Portfolio that does not identify any specific portfolio holding.

•

Funds of ETFs and Funds of Funds. For any Portfolio whose investments other than cash alternatives consist solely of shares of ETFs or other funds, no sooner than 10 days after the end of a month the names of the ETFs or other funds held as of the end of that month and the percentage of the Portfolio’s net assets held in each ETF or fund as of the end of that month.

The Board and an appropriate officer of the Investment Adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the Portfolios’ policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the Portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts.

Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain Portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those Portfolios.

Certain information in the above section may not apply to the Trust and may instead apply to other funds/trusts managed by the Investment Adviser.

Commodity Exchange Act Registration

The Investment Adviser has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to Transamerica Core Bond and Transamerica Inflation Protected Securities. Compliance with applicable Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping regulations is expected to increase fund expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect these funds is uncertain.

The Investment Adviser relies on CFTC Rule 4.7 with respect to Transamerica Core Bond and Transamerica Inflation Protected Securities, which relieves the Investment Adviser from certain CFTC recordkeeping, reporting and disclosure requirements.

The remaining Portfolios are operated by the Investment Adviser pursuant to an exclusion from registration as a CPO with respect to such Portfolios under the CEA, and therefore, are not subject to registration or regulation with respect to the Portfolios under the CEA. These Portfolios are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.

The Portfolios and the Investment Adviser are continuing to analyze the effect of these rules changes on the Portfolios.

Management of the Trust and the Asset Allocation Account

Each Portfolio is supervised by the Board of Trustees of Transamerica Partners Portfolios. The management of each Asset Allocation Subaccount’s business and affairs is the responsibility of the Board of Directors of Transamerica Financial Life Insurance Company (“TFLIC”). The Board of Directors of TFLIC has established a managing board (the “Managing Board”) and has delegated certain responsibilities for the operation of the Asset Allocation Subaccounts to the Managing Board. The members of the Managing Board and officers of the Asset Allocation Variable Funds Account also serve as Trustees and officers of the Transamerica Partners Portfolios.

Board Members and Officers

The Board Members and executive officers of the Trust and Account are listed below. References to “Trust” below includes the Trust and the Account, unless otherwise noted.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio’s/AA Subaccount’s and is responsible for protecting the interests of the shareholders/investors. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio’s/AA Subaccount’s and the operation of each Portfolio’s/AA Subaccount’s by its officers. The Board also reviews the management of each Portfolio/AA Subaccount’s assets by the investment adviser and its respective sub-adviser.

The Portfolios/AA Subaccounts are among the investment companies advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 169 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members of each Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee/Member became a Trustee/Member of one of the Transamerica Mutual Funds.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
Interested Board Member
Thomas Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (April 2013 – present), Board Member (November 2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS (2012 – present);

Chairman (April 2013 – present), Board Member (March 2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (2012 – present) Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Director, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000); and

High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

				169	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
Alan F. Warrick (1948)168168	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, AEGON USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).	169	First Allied Holdings, Inc. (Jan 2013 – present)
Independent Board Members
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	169	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				169	Ameris Bancorp (Jan 2013 – present); Ameris Bank (Jan 2013 – present)
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	169	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	169	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	169	N/A
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	169	Buena Vista University Board of Trustees (2004 – present)
Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	169	Board of Governors, Reconstructionist Rabbinical College (2007 – present)
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/ Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	169	Honorary Trustee, Bryant University (1996 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	169	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the applicable Trust’s Declaration of Trust or other governing document.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Transamerica Mutual Funds and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – 2012);

and Managing Director, Bear Stearns Asset Management (2001 – 2009).

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010);

Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Erin E. King (1976)	Vice President and Chief Compliance Officer	Since 2013

Vice President and Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM (2013 – present);

Vice President, TFS (2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company (2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and

Compliance Examiner, National Association of Securities Dealers (now, FINRA) (1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2009

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40 – 86 Series Trust and 40 – 86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40\86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); Vice President and Senior Counsel, TAM (2008 – present).

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present);

and Assistant General Counsel, The Hartford (2004 – 2012).

Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 –

present);

Director, Fund Administration, TAM (2012 – present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012);

and Assurance Manager, PricewaterhouseCoopers LLC (2006 – 2010).

*	Elected and serves at the pleasure of the Board of each Trust.

If an officer has held offices for different funds and Portfolios/Subaccounts for different periods of time, the earliest applicable date is shown. No officer of the Trusts, except for the Chief Compliance Officer, receives any compensation from the Trusts.

Each of the Board Members, other than Mr. Jennings, Mr. Swank and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Swank and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into Transamerica Mutual Funds. Mr. Jennings joined the Board in 2009. Mr. Swank and Mr. Warrick joined the Board in 2012.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attrib- utes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Swank and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Swank and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Swank, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Swank, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Portfolios/Subaccounts. Mr. Swank serves as Chairman of the Board. Mr. Swank is an interested person of the Portfolios. Independent Board Members constitute more than 75% of the Board.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the Portfolios and their investors, and that its committees, as further described below, help ensure that the Portfolios have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the Portfolios and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the Portfolios and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each Portfolio. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.

Board Committees

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Portfolios/AA Subaccounts’ board committees, the Independent Board Members consider and address important matters involving the Portfolios/Subaccount, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of each Trust, oversees the quality and integrity of the financial statements of each Trust, approves, prior to appointment, the engagement of each Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.

The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each Portfolio’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each Portfolio’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Risk Oversight

Through its oversight of the management and operations of the Portfolios/Subaccounts, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Portfolios/Subaccounts (such as reports about the performance of the Portfolios/Subaccounts); (ii) reviewing compliance reports and approving compliance policies and procedures of the Portfolios/Subaccounts and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Portfolio/AA Subaccount auditors, to review Portfolio/AA Subaccount activities; and (v) meeting with the Chief Compliance Officer and other officers of the Portfolios/Subaccounts and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the Portfolios/Subaccounts can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios/Subaccounts’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Portfolios/Subaccounts’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios/Subaccounts’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the Portfolios/ Subaccounts, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each Portfolio/AA Subaccount is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2012, the Audit Committee met 5 times and the Nominating Committee met 1 time.

Trustee Ownership of Equity Securities

The table below gives the dollar range of shares of each Trust, as well as the aggregate dollar range of shares of all funds and Portfolios/Subaccounts in the Transamerica Mutual Funds owned by each current Trustee as of December 31, 2012.

Portfolio	Interested Trustees		Independent Trustees
	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Intermediate Horizon	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Intermediate/ Long Horizon	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Short Horizon	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Balanced	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Core Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners High Quality Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners High Yield Bond	None	None	None	None	None	None	None	None	None	None	None

Portfolio	Interested Trustees		Independent Trustees
	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Inflation – Protected Securities	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners International Equity	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Large Core	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Large Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Large Value	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Money Market	None	None	None	None	None	None	None	None	None	None	None
Transamerica Partners Small Core	None	None	None	None	None	None	None	None	None	None	None

Transamerica Asset Management Group
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Thomas A. Swank	over $100,000
Alan F. Warrick	over $100,000
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	over $100,000
David W. Jennings	None
Russell A. Kimball, Jr	over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	$50,001 – $100,000
Joyce G. Norden	None
Patricia L. Sawyer	over $100,000
John W. Waechter	over $100,000

As of December 31, 2012, none of the Independent Board Members nor their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds or Portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds and Portfolios.

Trustee Compensation

Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Mutual Funds, as well as $8,800 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $4,400 for each telephonic meeting attended.

Each Trust pays a pro rata share of these fees allocable to each series of Transamerica Partners Portfolios based on the relative assets of the series.

The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. Each Trust also pays a pro rata share allocable to each series of Transamerica Partners Funds Group and Transamerica Partners Funds Group II based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as a Board Member. Deferred compensation amounts will accumulate based on the value of Class A (or com- parable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Board Members. It is not anticipated that the Deferred Compensation Plan will have any material impact on the Portfolios.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

Compensation Table

The following tables provide compensation amounts paid to the Independent Trustees by Transamerica Partners Portfolios and the Asset Allocation Account for the fiscal year ended December 31, 2012. Interested Trustees are not compensated by the Portfolios.

Transamerica Partners Portfolios
Portfolio	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr	Eugene M. Mannella	Norm R. Nielsen	Joyce Galpern Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Balanced Portfolio	$271	$326	$271	$271	$265	$271	$271	$271	$299
Transamerica Partners Core Bond Portfolio	$3,809	$4,583	$3,809	$3,809	$3,726	$3,809	$3,809	$3,809	$4,196
Transamerica Partners High Quality Bond Portfolio	$1,010	$1,215	$1,010	$1,010	$988	$1,010	$1,010	$1,010	$1,113
Transamerica Partners High Yield Bond Portfolio	$1,941	$2,335	$1,941	$1,941	$1,898	$1,941	$1,941	$1,941	$2,138

Transamerica Partners Portfolios
Portfolio	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr	Eugene M. Mannella	Norm R. Nielsen	Joyce Galpern Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Partners Inflation- Protected Securities Portfolio	$882	$1,061	$882	$882	$863	$882	$882	$882	$972
Transamerica Partners International Equity Portfolio	$1,559	$1,876	$1,559	$1,559	$1,525	$1,559	$1,559	$1,559	$1,718
Transamerica Partners Large Core Portfolio	$619	$745	$619	$619	$606	$619	$619	$619	$682
Transamerica Partners Large Growth Portfolio	$2,215	$2,665	$2,215	$2,215	$2,167	$2,215	$2,215	$2,215	$2,440
Transamerica Partners Large Value Portfolio	$2,069	$2,489	$2,069	$2,069	$2,024	$2,069	$2,069	$2,069	$2,279
Transamerica Partners Money Market Portfolio	$2,283	$2,747	$2,283	$2,283	$2,233	$2,283	$2,283	$2,283	$2,515
Transamerica Partners Small Core Portfolio	$733	$882	$733	$733	$717	$733	$733	$733	$808

Transamerica Partners Portfolios
Variable Subaccount	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr	Eugene M. Mannella	Norm R. Nielsen	Joyce Galpern Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Short Horizon	$137	$164	$137	$137	$134	$137	$137	$137	$151
Transamerica Asset Allocation – Intermediate Horizon	$335	$401	$335	$335	$328	$335	$335	$335	$368
Transamerica Asset Allocation – Intermediate/ Long Horizon	$443	$530	$443	$443	$433	$443	$443	$443	$486

Name	Pension or Retirement Benefits Accrued as Part of Portfolio and Fund Expenses	TAM Total
Trustee
Sandra N. Bane	$0	$203,200
Leo J. Hill	$0	$243,200
David W. Jennings	$0	$203,200
Russell A. Kimball, Jr	$0	$203,200
Eugene M. Mannella	$0	$198,800
Norm R. Nielsen	$0	$203,200
Joyce Galpern Norden	$0	$203,200
Patricia L. Sawyer	$0	$203,200
John W. Waechter	$0	$223,200

Of this aggregate compensation, the total amounts deferred from the Trust and Account (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended December 31, 2012 were as follows: Sandra N. Bane, $0; Leo J. Hill, $7,052; David W. Jennings, $0; Russell A. Kimball, Jr., $9,251; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $683; and John W. Waechter, $0.

Investor Communication Procedures with the Board

The Board Members of the Trust and Account (collectively “Trusts” for this section) have adopted these procedures by which investors of the Trust and Account (collectively, “shareholders”) may send written communications to the Board. Investors may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board Members

Transamerica Partners Portfolios or Transamerica Asset Allocation Variable Funds

c/o Secretary

570 Carillon Parkway

St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Board Member of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance

Officer. The Trustees are not required to attend each Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust, the Account, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, Account, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Portfolios/AA Subaccounts (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

Pursuant to Rule 17j-1 under the 1940 Act, the Portfolios, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Proxy Voting Policies and Procedures

TAM exercises voting discretion for the Asset Allocation Subaccounts. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the Portfolios. The proxy voting policies and procedures of TAM and each sub-adviser are attached hereto in Appendix A.

TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the Portfolios/Subaccounts by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

The Trust files SEC Form N-PX, with the complete proxy voting records of the Portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures for the Portfolios

I. Statement of Principle

The Portfolios seek to assure that proxies received by the Portfolios are voted in the best interests of the Portfolios’ stockholders and have accordingly adopted these procedures.

II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Portfolio delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each Portfolio, which in turn delegates proxy voting authority for most Portfolios of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that Portfolio. The Board of Trustees (“Board”) of each Portfolio adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Portfolio. These policies and procedures are herein.

III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Portfolios and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV. Securities on Loan

The Board has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, to lend portfolio securities on behalf of the Portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

The Investment Adviser and Other Services

The Investment Adviser

The Trust and Account has each entered into an Investment Advisory Agreement (“Advisory Agreement”), on behalf of each Portfolio and AA Subaccount, respectively, with TAM. TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective Portfolio’s/AA Subaccount’s investments and conducts its investment program.

TAM is responsible for the day-to-day management of the Asset Allocation Accounts. For each of the Portfolios, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may in the future, determine to provide the day-to-day management of any such Portfolio without the use of a sub-adviser.

TAM provides continuous and regular investment advisory services to the Portfolios. When acting as a manager of managers, TAM provides advisory services that include, without limitation, the design and development of each Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Board of Trustees, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; oversight of other service providers to the Portfolios, such as the custodian, the Portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services.

The Investment Adviser is directly owned by Western Reserve Life Assurance Company of Ohio (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.

Advisory Agreement

TAM has agreed, under each Portfolio’s/AA Subaccount’s Advisory Agreement, subject to the supervision of the Portfolio’s/Subaccount’s Board, to regularly provide the Portfolio/AA Subaccount with investment research, advice, management and supervision and furnishes a continuous investment program for the Portfolio’s/Subaccount’s portfolio of securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements for the Portfolios, as described below.

As compensation for services performed, each Portfolio/AA Subaccount pays TAM a fee computed daily at an annual rate of the Portfolio’s/AA Subaccount’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under a Portfolio’s/AA Subaccount Advisory Agreement. A Portfolio/ AA Subaccount bears all expenses not expressly assumed by TAM incurred in the operation of the Portfolio/AA Subaccount and the offering of its shares.

The Advisory Agreement for a Portfolio/AA Subaccount will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that Portfolio/AA Subaccount.

Each Advisory Agreement provides that TAM may render services to others. Under each Portfolio/AA Subaccount’s Advisory Agreement, TAM assumes no responsibility other than to render the services called for by the Advisory Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund. TAM and its affiliates are not protected, however, against any liability to a Portfolio/AA Subaccount to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement provides that it may be terminated with respect to any Portfolio/AA Subaccount at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A Portfolio/AA Subaccount may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

Investment Adviser Compensation

TAM receives compensation calculated daily and paid monthly from the Portfolios/Subaccounts. The Advisory fees each Portfolio/AA Subaccount paid, as a percentage of each Portfolio/AA Subaccount’s average daily net assets, are included in the prospectus.

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of certain Portfolios, pursuant to which TAM has agreed to reimburse a Portfolio’s expenses whenever the Portfolio’s total operating expenses exceed a certain percentage of the Portfolio’s average daily net assets, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series (“expense cap”).

Each expense limitation agreement continues automatically until May 1, 2017 unless TAM ceases to serve as investment adviser of the Portfolio.

In addition, TAM or any of its affiliates may waive fees or reimburse expenses of the Transamerica Partners Money Market in order to avoid a negative yield. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Portfolio to TAM or its affiliates. There is no guarantee that the Portfolio will be able to avoid a negative yield.

TAM has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Portfolio to a specified level. TAM also may contribute to the Portfolios from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

The applicable expense caps for each of the Portfolios are listed in the following table.

Fund Name	Expense Cap
Transamerica Partners Balanced	1.10%
Transamerica Partners Core Bond	1.00%
Transamerica Partners High Quality Bond	1.00%
Transamerica Partners High Yield Bond	1.10%
Transamerica Partners Inflation-Protected Securities	1.00%
Transamerica Partners International Equity	1.40%
Transamerica Partners Large Core	1.15%
Transamerica Partners Large Growth	1.25%
Transamerica Partners Large Value	1.00%
Transamerica Partners Money Market	0.80%
Transamerica Partners Small Core	1.50%

Advisory Fees Paid by the Portfolios and AA Subaccounts

The following tables set forth the total amounts the Portfolios/AA Subaccounts paid to TAM (after waivers/expense reimbursements), and Advisory Fees Waived/Expenses Reimbursed by TAM to the Portfolios, if any, for the last three fiscal years.

	2012		2011		2010
Portfolios	Earned	Waived	Earned	Waived	Earned	Waived
Transamerica Partners Balanced Portfolio	$492,403	$116,424	$504,136	$130,295	$555,242	$106,699
Transamerica Partners Core Bond Portfolio	5,346,579	0	5,492,340	0	6,002,892	0
Transamerica Partners High Quality Bond Portfolio	1,425,920	0	1,656,013	0	1,641,803	0
Transamerica Partners High Yield Bond Portfolio	4,264,286	0	4,003,025	0	3,634,809	0
Transamerica Partners Inflation-Protected Securities Portfolio	1,233,646	10,072	1,216,020	0	1,211,563	0
Transamerica Partners International Equity Portfolio	4,814,727	0	6,042,566	0	6,651,277	0
Transamerica Partners Large Core Portfolio	1,502,333	0	1,484,695	0	1,540,443	0
Transamerica Partners Large Growth Portfolio	5,673,988	51,541	6,862,358	0	7,135,948	41,869
Transamerica Partners Large Value Portfolio	3,821,472	0	4,216,471	0	4,758,682	0
Transamerica Partners Money Market Portfolio	2,291,125	0	2,515,697	0	2,840,149	0
Transamerica Partners Small Core Portfolio	2,403,082	0	2,584,806	0	2,521,242	0

	2012		2011		2010
Asset Allocation Subaccounts	Earned	Waived	Earned	Waived	Earned	Waived
Transamerica Asset Allocation — Intermediate Horizon	$43,224	$0	$46,888	$0	$46,517	$0
Transamerica Asset Allocation — Intermediate/Long Horizon	57,139	0	60,082	0	58,410	0
Transamerica Asset Allocation — Short Horizon	17,693	0	18,576	0	18,981	0

Conflicts of Interest

TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the Portfolio/AA Subaccounts are engaged in a variety of businesses and have interests other than that of managing the Portfolio/AA Subaccounts. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the Portfolio/AA Subaccounts and their investors.

Transamerica manages or advises other funds and products in addition to the Portfolio/AA Subaccounts (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who perform the day-to-day management of the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the Portfolio/AA Subaccounts and/or engage in transactions in the same types of securities and instruments as the Portfolio/AA Subaccounts. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio/AA Subaccount invests, and could have an adverse impact on the Portfolio/AA Subaccount’s performance. Other Accounts may buy or sell positions while the Portfolios/AA Subaccounts are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio/AA Subaccounts. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Portfolio/AA Subaccount or may be adverse to a company or issuer in which the Portfolio/AA Subaccount has invested.

The results of the investment activities of the Portfolios/AA Subaccounts may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the Portfolios/AA Subaccounts. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the Portfolios/AA Subaccounts or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Portfolios/AA Subaccounts.

Transamerica and other financial service providers have conflicts associated with their promotion of the Portfolios/AA Subaccounts or other dealings with the Portfolios/AA Subaccounts that would create incentives for them to promote the Portfolios/AA Subaccounts. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios/AA Subaccounts or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the Portfolios/AA Subaccounts over other accounts or products or to effect transactions differently in the Portfolios/AA Subaccounts as compared to other accounts or products. Transamerica has an interest in increasing Portfolio assets, including in circumstances when that may not be in the Portfolio/AA Subaccounts’ or their investors’ interests.

Transamerica and/or the Portfolios’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Portfolios/AA Subaccounts and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Portfolios/AA Subaccounts or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the Portfolios/AA Subaccounts and Other Accounts on which fees are being charged.

Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts or the models being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

TAM serves as investment adviser to certain funds of funds and asset allocation accounts that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both, including certain of the Portfolios, and TAM is subject to conflicts of interest in allocating the funds of fund’s assets among the underlying funds, including the Portfolios. Certain of the funds of funds are underlying investment options for Transamerica insurance products. TAM will receive more revenue when it selects an affiliated fund or affiliated Portfolio rather than an unaffiliated fund or unaffiliated Portfolio for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds/Portfolios as investment options for funds of funds and to cause investments by funds of funds in affiliated funds/Portfolios that perform less well than unaffiliated funds. The inclusion of affiliated funds/ Portfolios will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica.

The affiliates of certain underlying funds/Portfolios, including those advised by the sub-adviser to the investing fund, may make revenue sharing payments to Transamerica. These payments may be based on the amount of assets invested in an underlying fund. Such payments are generally made in exchange for distribution services provided to the fund of funds, but may also be compensation for services provided to investors. In addition, TAM may have an incentive to allocate the fund of fund’s assets to those underlying funds for which the net advisory fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser.

TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a Portfolio combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a Portfolio or Other Account having a higher net advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a Portfolio or Other Account and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a Portfolio or Other Account or a Portfolio combination.

Moreover, TAM's “manager of managers” exemptive order from the SEC requires investor approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a Portfolio (in the case of a new Portfolio, the initial sole shareholder of the Portfolio, typically an affiliate of Transamerica, may provide this approval).

Sub-Advisers

Each sub-adviser listed below serves, pursuant to a Sub-Advisory Agreement between TAM and such sub-adviser, as sub-adviser to the applicable Portfolio. Pursuant to the Sub-Advisory Agreements, each sub-adviser carries out and effectuates the investment strategy designed for the Portfolio(s) by TAM. Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the day-to-day management of the Portfolio that the Investment Adviser assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its Sub-Advisory Agreement, such as compensating its officers and employees connected with investment and economic research, trading and investment management of the Portfolio(s) and furnishing them office space.

Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular portfolio.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the Portfolios. Securities frequently meet the investment objectives of one or all of these portfolios, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one Portfolio, or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each Portfolio or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each Portfolio or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one Portfolio or account. However, positions in the same issue may vary and the length of time that any Portfolio or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Portfolios, funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the Portfolio(s) or the amount of securities that may be purchased or sold by a Portfolio at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one Portfolio or account, the resulting participation in volume transactions could produce better executions for the portfolios. In the event more than one portfolio, Portfolio or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the Portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Each sub-adviser is a registered investment adviser under the 1940 Act.

Aegon USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. USA Investment Management, LLC is also an affiliate of Transamerica Partners Money Market.

TAM, not the Portfolios, pays the sub-advisers for their respective services.

Each sub-adviser receives monthly or quarterly compensation from TAM at the annual rate of a specified percentage, indicated below, of a Portfolio’s average daily net assets:

Portfolio	Sub-Adviser	Sub-Advisory Fee
Transamerica Partners Money Market	Aegon USA Investment Management, LLC	0.04%
Transamerica Partners Large Core	AJO, LP

If assets are less than $100 million:

0.55% of the first $50 million

0.35% in excess of $50 million(1)

If assets are greater than $100 million:

0.30% of the first $250 million

0.20% over $250 million up to $500 million

0.15% over $500 million up to $1 billion

0.125% in excess of $1 billion(1)

Transamerica Partners Large Value	AJO, LP	0.30% of the first $250 million 0.20% over $250 million up to $500 million 0.15% over $500 million up to $1 billion 0.125% in excess of $1 billion(2)

Portfolio	Sub-Adviser	Sub-Advisory Fee
Transamerica Partners Balanced	BlackRock Financial Management, Inc.	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Partners Core Bond	BlackRock Financial Management, Inc.	0.12% of the first $1 billion 0.05% in excess of $1 billion*
Transamerica Partners Inflation-Protected Securities	BlackRock Financial Management, Inc.	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million*
Transamerica Partners High Yield Bond	Eaton Vance Management	0.35% of the first $20 million 0.25% over $20 million up to $40 million 0.20% over $40 million up to $125 million 0.15% in excess of $125 million*
Transamerica Partners Small Core	Systematic Financial Management, L.P.	0.425% of the first $50 million; 0.375% over $50 million up to $200 million; 0.35% in excess of $200 million
Transamerica Partners Large Growth	Jennison Associates LLC	0.40% of the first $300 million 0.35% over $300 million up to $500 million 0.25% over $500 million up to $1 billion 0.22% in excess of $1 billion(3)
Transamerica Partners Balanced	J.P. Morgan Investment Management Inc.	0.25%(4)
Transamerica Partners High Quality Bond	Merganser Capital Management, Inc.	0.20% of the first $100 million 0.15% over $100 million and up to $200 million 0.10% over $200 million and up to $300 million 0.05% in excess of $300 million
Transamerica Partners International Equity	Thompson, Siegel & Walmsley LLC	0.425% of the first $500 million 0.40% in excess of $500 million(5)
Transamerica Partners Large Growth	Wellington Management Company, LLP	0.28% of the first $2 billion 0.25% over $2 billion up to $5 billion 0.225% in excess of $5 billion(6)

*	The sub-adviser receives compensation, calculated monthly and paid quarterly, from TAM.

1.	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Large Value Portfolio, also managed by AJO, LP.

2.	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Large Core Portfolio, also managed by AJO, LP.

3.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Growth, Transamerica Jennison Growth VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Jennison Associates LLC.

4.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica JPMorgan Enhanced Index VP, and the portion of the assets of Transamerica Multi-Managed Balanced VP and Transamerica Multi-Managed Balanced that are sub-advised by J.P. Morgan Investment Management Inc.

[5]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Value Opportunities, also managed by Thornburg Investment Management, Inc.

6.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management Company, LLP.

Sub-Advisory Fees Paid

The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the last three fiscal years.

	2012	2011	2010
Transamerica Partners Balanced Portfolio	$216,523	$230,438	$266,447
Transamerica Partners Core Bond Portfolio	$1,466,390	$1,486,159	$1,560,375
Transamerica Partners High Quality Bond Portfolio	$503,703	$536,576	$534,544
Transamerica Partners High Yield Bond Portfolio	$1,269,059	$1,197,435	$1,093,815
Transamerica Partners Inflation-Protected Securities Portfolio	$351,531	$348,626	$348,591
Transamerica Partners International Equity Portfolio	$2,653,554	$3,291,509	$3,619,202
Transamerica Partners Large Core Portfolio	$484,213	$466,363	$468,138
Transamerica Partners Large Growth Portfolio	$2,517,876	$2,948,697	$2,916,980
Transamerica Partners Large Value Portfolio	$1,640,421	$1,764,301	$1,924,818
Transamerica Partners Money Market Portfolio	$462,061	$506,234	$570,193
Transamerica Partners Small Core Portfolio	$1,472,711	$1,590,717	$1,533,492

Portfolio Manager Information

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s/AA Subaccount’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the Portfolio or AA Subaccount that invests in a Portfolio beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

Administrative Services

TAM provides administrative services to the Transamerica Partners Portfolios and the Asset Allocation Account pursuant to the Investment Advisory Agreement with the Portfolios. TAM provides each Asset Allocation Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Asset Allocation Funds Subaccount’s units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Asset Allocation Funds Subaccount; maintaining liaison with the agents employed by each Asset Allocation Funds Subaccount such as the custodian; assisting each Asset Allocation Funds Subaccount in the coordination of such agents’ activities; and permitting TAM’s employees to serve as officers, managing board members, and committee members of the Asset Allocation Account without cost to the Asset Allocation Funds Account. The agreement provides that TAM may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Transamerica Partners Portfolios (with the vote of each being in proportion to its interest). The agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Custodian

State Street, located at 200 Clarendon Street, 16th floor, Boston, MA 02116, serves as the Trust’s custodian.

State Street, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Portfolios and makes disbursements on behalf of the Portfolios. State Street neither determines the Portfolios’ investment policies nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Portfolios’ securities lending agent and in that case would receive a share of the income generated by such activities.

Independent Registered Public Accounting Firm

Ernst and Young LLP, located at 200 Clarendon Street, Boston, MA 02116 serves as the independent registered public accounting firm for Transamerica Partners Portfolios and Asset Allocation Variable Funds Subaccounts.

Purchase, Redemption and Pricing of Shares

Purchase and Redemption of Interests in Transamerica Partners Portfolios

Beneficial interests in the Portfolios described in this SAI are currently being offered by TCI to TFLIC for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This SAI does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business (“Portfolio Business Day”). This determination is made once each day as of 4:00 p.m., New York time (the “Valuation Time”).

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor’s beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio’s securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

Unit Value Determination

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange (“NYSE”) is open for business. The unit value is not determined in days when the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Asset Allocation Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Asset Allocation Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Asset Allocation Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

As stated above, beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request in good order by us.

When Share Price Is Determined

The NAV of all Portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Portfolio does not price its shares (therefore, the value of a Portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

How NAV Is Calculated

The NAV of each Portfolio is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio that are then outstanding.

The Board of Trustees has approved procedures to be used to value the Portfolios’ securities for the purpose of determining the Portfolios’ NAV. The valuation of the securities of the Portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the Portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV.

Brokerage

Subject to policies established by the Board, TAM and each Portfolio’s sub-adviser are responsible for placement of a Portfolio’s securities transactions. In placing orders, it is the policy of a Portfolio to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the Portfolio’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities

Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a Portfolio and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all Portfolio transactions. In doing so, a Portfolio may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the Portfolio’s transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective Portfolio. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the Portfolio, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In reliance on the “safe harbor” provided by Section 28(e) of the 1934 Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a Portfolio to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a Portfolio.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the Portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Portfolio do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in con- nection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

Brokerage Commissions Paid

The following Portfolios paid the aggregate brokerage commissions indicated for the last three fiscal years:

	Brokerage Commissions Paid (Including Affiliated Brokerage)
Portfolio Name	2012	2011	2010
Transamerica Partners Balanced Portfolio	$82,609	$150,474	$141,280
Transamerica Partners Core Bond Portfolio	$372,540	$557,023	$762,131
Transamerica Partners High Quality Bond Portfolio	$0	$0	$0
Transamerica Partners High Yield Bond Portfolio	$340	$0	$438
Transamerica Partners Inflation-Protected Securities Portfolio	$33,952	$30,666	$31,667
Transamerica Partners International Equity Portfolio	$414,018	$509,997	$768,265
Transamerica Partners Large Core Portfolio	$92,749	$101,281	$106,978
Transamerica Partners Large Growth Portfolio	$449,836	$643,634	$1,437,671
Transamerica Partners Large Value Portfolio	$339,578	$429,199	$623,778
Transamerica Partners Money Market Portfolio	$0	$0	$0
Transamerica Partners Small Core Portfolio	$990,020	$1,352,771	$1,320,174

International Equity Portfolio’s aggregate dollar amount of brokerage commissions decreased each year from 2010 to 2012. This difference is related to the lower volume of principal traded. Principal traded from 2010 to 2011 was down 32% and from 2011 to 2012 was down 13.5%.

Large Growth Portfolio’s aggregate dollar amount of brokerage commissions decreased from 2010 to 2011. This decrease is related to a sub-adviser change in November of 2010, generating an unusual volume of trading activity. Additionally, in 2012, the fund’s average commission rate decreased by 17% from $.021 to $.017 per share.

Large Value Portfolio’s aggregate dollar amount of brokerage commissions decreased each year from 2010 to 2012. This difference is related to the lower volume of principal traded. Principal traded from 2010 to 2011 was down 24% and from 2011 to 2012 was down 19%.

Small Core Portfolio’s aggregate dollar amount of brokerage commissions decreased by 27% from 2011 to 2012. This decrease is related to the lower trading costs for one of the fund’s sub-advisers. Invesco’s trading costs were down 22% from 2011 to 2012.

Affiliated Brokers

There were no brokerage commissions paid to affiliated brokers for the fiscal year ended December 31, 2012.

Directed Brokerage

A sub-adviser to a Portfolio, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions with broker/dealers with which the Trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the Portfolio.

Under the Directed Brokerage Program, the commissions paid by a Portfolio shall be applied to the payment only of expenses that would otherwise be borne by the Portfolio paying the commission. In no event will commissions paid by a Portfolio be used to pay expenses that would otherwise be borne by any other Portfolio in the Trust, or by any other party. In the case of any Portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any “affiliate” of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or its affiliates) has agreed to waive amounts otherwise payable by the Portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling Portfolio shares or otherwise related to the distribution of Portfolio shares.

The following brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2012.

Portfolio Name	Paid as of December 31, 2012
Transamerica Partners Balanced Portfolio	$8,531
Transamerica Partners Core Bond	$—
Transamerica Partners High Quality Bond	$—
Transamerica Partners High Yield Bond	$—
Transamerica Partners Inflation-Protected Securities	$—
Transamerica Partners International Equity Portfolio	$342,630
Transamerica Partners Large Core	$—
Transamerica Partners Large Growth Portfolio	$204,131
Transamerica Partners Large Value	$—
Transamerica Partners Money Market	$—
Transamerica Partners Small Core Portfolio	$824,541

The amounts shown above for brokerage commissions directed to brokers for brokerage and research services are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the Portfolios’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Securities of Regular Broker Dealers

During the fiscal year ended December 31, 2012, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2012.

Fund Name	Bank of America Corporation	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities, Inc.	Goldman Sachs Group, Inc.	J.P. Morgan Securities, Inc.	Morgan Stanley & Co., Inc.	UBS Securities LLC
Transamerica Partners Balanced Portfolio	$2,612,000		$1,434,000	$297,000		$515,000	$925,000	$566,000	$189,000
Transamerica Partners Core Bond Portfolio	$59,213,000	$1,295,000	$13,554,000	$12,403,000	$1,295,000	$16,514,000	$28,764,000	$18,536,000	$26,879,000
Transamerica Partners High Quality Bond Portfolio	$5,527,000		$4,962,000	$5,061,000	$6,202,000	$12,159,000	$19,955,000	$6,057,000	$6,114,000
Transamerica Partners High Yield Bond Portfolio						$2,495,000
Transamerica Partners Inflation- Protected Securities Portfolio							$661,000
Transamerica Partners International Equity Portfolio					$7,761,000
Transamerica Partners Large Core Portfolio			$3,363,000			$4,069,000	$4,397,000

Fund Name	Bank of America Corporation	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities, Inc.	Goldman Sachs Group, Inc.	J.P. Morgan Securities, Inc.	Morgan Stanley & Co., Inc.	UBS Securities LLC
Transamerica Partners Large Growth Portfolio	$7,526,000					$5,969,000	$3,129,000	$4,943,000
Transamerica Partners Large Value Portfolio	$3,982,000		$17,205,000			$15,907,000	$26,628,000
Transamerica Partners Money Market Portfolio		$36,400,000			$4,800,000	$34,700,000	$39,443,000

Further Information about the Trust and Portfolio Interests

Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios’ Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.

Series.  Currently, there are sixteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder’s interest in a Portfolio, as a series of a Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.

Issuance and Redemption of Interests.  Each Portfolio may issue an unlimited amount of interests in the Portfolio for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Portfolio may require a decrease of or a complete withdrawal of an investor’s interest in the Portfolio upon certain conditions as may be determined by the Trustees.

Disclosure of Investor Holdings.  The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Portfolio information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Portfolio may disclose such ownership if required by law or regulation.

Voting.  The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend a Trust’s Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.

The Portfolios are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Portfolio. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

Election and Removal of Trustees.  The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration of Trust.  The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

Interest holder, Trustee and Officer Liability.  The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Portfolio and requires the Portfolio to indemnify a holder against any loss or expense arising from any such liability. In addition, a Portfolio will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee’s liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.  The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Portfolio or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Portfolio’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Portfolio. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Portfolio in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Portfolio’s costs, including attorneys’ fees.

The Declaration of Trust further provides that a Portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys’ fees that the Portfolio is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Portfolio be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

Taxes

Taxation of the Portfolios

Federal Taxation of the Portfolios:  Under interpretations of the Internal Revenue Service, the Trust expects that each Portfolio will be treated for federal income tax purposes as a partnership that is not a publicly traded partnership. If a Portfolio is treated for tax purposes as a partnership as expected, it will not be subject to federal income taxation. Instead, each Portfolio will take into account, in computing its federal income tax liability, its share of the income, gains, losses, deductions, credits and tax preference items of each portfolio in which it invests, without regard to whether it has received any cash distributions from the portfolio.

Foreign Withholding Taxes:  Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Portfolio at the close of any taxable year consist of stock or securities of foreign corporations, that Portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Portfolio for that taxable year. If at least 50% of a Portfolio’s total assets at the close of each quarter of a taxable year consist of interests in other registered investment companies (“RICs”), the Portfolio may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the Portfolio for that taxable year. If a Portfolio so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to dividends and distributions), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

The Portfolios (other than the Transamerica Partners International Equity Portfolio) do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the funds, with the result that shareholders in such funds will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes. It is impossible to determine a Portfolio’s effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

Certain State Taxation:  Transamerica Partners Portfolios is organized as a New York trust. Transamerica Partners Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain investors in a Portfolio does not cause that Portfolio to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Taxation of Investors

An investor in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio’s income, gains, losses, deductions, credits and tax preference items, without regard to whether the investor has received any cash distributions from the Portfolio.

Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the adjusted basis of the investor’s interest in the Portfolio prior to the distribution, (2) income or gain may be realized if the investor receives a disproportionate distribution of any unrealized receivables held by the Portfolio, and (3) loss may be recognized if the distribution is in liquidation of the investor’s entire interest and consists solely of cash and/ or unrealized receivables. The basis of an investor’s interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor’s share of income from the Portfolio and by such investor’s share of Portfolio debt, decreased by the amount of any cash and the basis of any property distributed to that investor from the Portfolio, and further decreased by the investor’s share of losses from the Portfolio.

Each Portfolio’s taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

Each Portfolio expects that investors that seek to qualify as RICs under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio’s assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.

There are certain tax issues that will be relevant to only certain of the investors, such as investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Sale of Contracts/Principal Underwriter

Transamerica Capital, Inc. (“TCI”), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts are offered to the public on a continuous basis. The Contracts may also be sold through other broker-dealers authorized by TCI and applicable law and who may be insurance agents licensed by an insurance company other than TFLIC. TCI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.
TCI will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

Performance Information

Variable Funds Money Market Subaccount

For the seven day period ended December 31, 2012, the yield for the Variable Funds Money Market Subaccount (the “Money Market Subaccount”) was 0.00% and the effective yield was 0.00%.

The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period (“Seventh Day Value”) from the value of one Unit at the beginning of the seven day period (“First Day Value”) by the First Day Value (the resulting quotient being the “Base Period Return”) and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the “Money Market Portfolio”) of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

Performance Information Relating to the Asset Allocation Funds Subaccounts

Standard Performance Information

From time to time, quotations of an Asset Allocation Funds Subaccount’s performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Asset Allocation Funds Subaccount:

Total Return

The Asset Allocation Funds Subaccount’s total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Asset Allocation Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

Yield

The Asset Allocation Funds Subaccount’s yield quotation will be based on the annualized net investment income per unit of the Asset Allocation Funds Subaccount over a 30-day period. The current yield for the Asset Allocation Funds Subaccount is calculated by dividing the net investment income per unit of the Asset Allocation Funds Subaccount earned during the period by the net asset value per unit of the Asset Allocation Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

Comparison of Asset Allocation Funds Subaccount Performance

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of an Asset Allocation Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, an Asset Allocation Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of an Asset Allocation Funds Subaccount’s performance made by independent sources may also be used in advertisements concerning an Asset Allocation Funds Subaccount. Sources for an Asset Allocation Funds Subaccount’s performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron’s, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a “Money Watch” section featuring financial news.

Financial Times, Europe’s business newspaper, which features from time to time articles on international or country specific funds.

Financial World, a general business/financial magazine that includes a “Market Watch” department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Investor’s Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.’s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Working Women, a monthly publication that features a “Financial Workshop” section reporting on the mutual fund/financial industry.

The performance of the Asset Allocation Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Barclays Capital Aggregate Bond Index, the Russell 3000 Index, the Bank of America/Merrill Lynch 1-3 Year Treasury Index, the Bank of America/Merrill Lynch High Yield Master II Index and the MSCI World Ex-US Index. When an Asset Allocation Funds Account’s performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

Financial Statements

The financial statements of the Transamerica Partners Variable Funds and the statutory basis financial statements of TFLIC are included in Appendix F to this Statement of Additional Information. The statutory basis financial statements of TFLIC that are included in Appendix F are different from the financial statements of Transamerica Partners Variable Funds and Transamerica Asset Allocation Variable Funds. The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Transamerica Partners Variable Funds or Transamerica Asset Allocation Variable Funds.

Appendix A – Proxy Voting Policies

Aegon USA Investment Management, LLC

Compliance Manual Securities Voting Policy

1. INTRODUCTION

Aegon USA Investment Management, LLC (“AUIM”) votes on behalf of all client accounts for which it has the requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client, in which case AUIM will vote such securities within the parameters of such guidelines.

AUIM primarily manages client portfolios of debt securities and does not function to a significant extent, as a manager of equity securities. For most clients, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g. board of directors matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM’s fixed income invested clients receive equity securities resulting from the restructure of debt security investments or other special situations. In addition, AUIM does manage several mutual funds, the investment strategy of which involves investments in exchange traded funds (“ETFs”). These ETFs are equity securities and have traditional proxies associated with them.

2. STATEMENT OF POLICY

It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

It is the responsibility of each AUIM personnel with authority to vote client securities to be aware of and vote client securities in accordance with this Policy. The Chief Compliance Officer and/or his designee is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Risk and Control Committee (as that term is defined in the Code of Ethics) for their consideration.

3. USE OF INDEPENDENT THIRD PARTY

Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM considers the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. CONFLICTS OF INTEREST BETWEEN AUIM AND CLIENTS

AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM takes one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

a.  Vote in accordance with the recommendation of the Independent Third Party;

b.  Obtain the guidance of the client(s) whose account(s) is/are involved in the conflict;

c.  Obtain the review of the General Counsel of AUIM, or

d.  Vote in strict accordance with the Guidelines.

5. PROVISION OF THE POLICY TO CLIENTS

AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.

Effective: October 5, 2004

Revised: January 31, 2008

Revised: February 3, 2010

Revised: May 10, 2012

Aegon USA Investment Management, LLC

Securities Voting Policy

Appendix A

Securities Voting Policy Guidelines

The following is a concise summary of AUIM’s securities voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board compo- sition already meets the proposed threshold by AUIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be com- posed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.

Dual-class Stock

Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AJO, LP

Overview

AJO exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied author- ization in the client’s investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary invest- ment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third- party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best inter- ests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Conflicts of Interest

Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are moni- tored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determi- nation as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a con- flict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination the Committee may use the guidelines issued by our proxy vot- ing service for similar proxy issues or may seek the recommendation of a secondary proxy voting service.

Record-Keeping

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

Vote Disclosure

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

BlackRock Financial Management, Inc.

Summary of Proxy Voting Policy

BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Manage- ment and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or Black- Rock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

A full listing of BlackRock’s proxy voting policies and guidelines can be found at www.blackrock.com.

Eaton Vance Management

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

Proxy Voting Policies and Procedures

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton

Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee, subcommittee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

J.P. Morgan Investment Management Inc.

Proxy Voting Procedures and Guidelines

PART I: JPMORGAN ASSET MANAGEMENT GLOBAL

Proxy Voting Procedures

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2

[1]

Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.

[2]

The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a

U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

•	JPMorgan Chase Bank , NA

•	J.P. Morgan Asset Management (UK) Limited

•	J.P. Morgan Investment Management Inc.

•	JF Asset Management Limited

•	JF Asset Management (Singapore) Limited

•	JF International Management Inc.

•	J.P. Morgan Private Investments, Inc.

•	Security Capital Research & Management Incorporated

•	Bear Stearns Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting

1. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2. Proxy Contests

2a. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

4a. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

5a. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions

6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non- insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by- case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size

Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. Miscellaneous Governance Provisions

7a. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k. Exclusive Venue

Generally, vote against management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes.

8. Capital Structure

8a. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self- dealing or other abuses.

8h. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Execute and Director Compensation

9a. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote — even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Say on Pay — Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay — Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

9e. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g. Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l. Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation

10a. Reincoporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statues

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

11a. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on proposals that request companies to outline their preparedness to comply with international policies related to climate change.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

Generally, vote against proposals requesting greater disclosure of hydraulic fracturing operations unless there is evidence that the company’s competitors are subject to similar disclosure obligations and taking into consideration significant controversies, fines or litigation regarding the company’s action related to this issue.

12b. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12f. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12g. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12h. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12i. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12j. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12k. Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Merganser Capital Management, Inc.

Policies and Procedures Proxy Voting Policy — Proxy Voting

Adopted:  October 5, 2004

Amended:  November 16, 2006

Purpose:

The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.

Background:

Rule 275.206(4)-6 of the Investment Advisers Act of 1940 governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.

Policy:

Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.

If requested, Merganser will offer our clients advice on proxy questions.

Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients.

If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.

Procedures — Proxy Voting

Adopted:  October 5, 2004

Amended:  November 16, 2006

Definitions and Limitations:

Not applicable.

Procedures:

Receipt of proxies

Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet. Document is in U:\POND\ Compliance Documents\Compliance Testing Control Sheets\Proxy Voting Control Sheet.xls.

Review of proxy material

Compliance will review the proxy material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.

PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.

Advising clients of our recommendations

Unless Merganser has been directed by the client to vote all proxies without consulting them, the Director of Client Service (“DCS”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.

DCS will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the DCS, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.

Voting proxies

The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.

Recordkeeping

A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder. Compliance will update the Proxy Voting Control sheet.

Systematic Financial Management, L.P.

Proxy Voting Disclosure

Clients may delegate proxy-voting authority over their account to Systematic. The client, through written notice, may make such delegation to the account custodian or brokerage firm. In the event a client delegates proxy voting authority to Systematic, it remains the client’s obligation to direct their account custodian or brokerage firm to forward applicable proxy materials to Systematic’s agent of record so their account shares can be voted. Systematic will not vote shares unless its agent receives proxy materials on a timely basis from the custodian or brokerage firm. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic. However clients who participate in securities lending programs may revoke their participation in such programs without notice to Systematic.

Systematic has retained an independent proxy-voting agent (agent), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies, and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting, and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest, or to review its voting policies and procedures.

Systematic maintains five sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.

SHARE BLOCKING

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.

Thornburg Investment Management, Inc.

Thornburg Investment Trust

Proxy Voting Policy

March 2012

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security. It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Recordkeeping in accordance with “Recordkeeping”, below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(g)	Whether a vote was cast on the matter;

(h)	How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i)	Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)	Copies of this Policy as from time to time revised or supplemented;

(b)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(c)	Voting Results for each Investment Client;

(d)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(f)	Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a)	All written reports arising from annual reviews of policy function; and

(b)	Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and

(ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Transamerica Asset Management, Inc.

Proxy Voting Policies and Procedures (“TAM Proxy Policy”)

I. Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

A. Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carry- ing out the other duties set forth herein (the “Proxy Administrator”).

B. Initial Review

1. The Proxy Administrator will collect from each Sub-Adviser:

a) its Sub-Adviser Proxy Policy;

b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub- Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C. Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D. Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the serv- ices of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM Exercise of Proxy Voting Authority

A. Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B. Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C. Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. Recordkeeping

A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1. the TAM Proxy Voting Policy; and

2. records of Fund client requests for TAM proxy voting information.

B. Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1. proxy statements received regarding matters it has voted on behalf of Fund clients;

2. records of votes cast by TAM; and

3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1. each Sub-Adviser Proxy Policy; and

2. the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D. Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. Provision of TAM Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: July 1, 2012

Wellington Management Company, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candi- dates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case

We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

•	To approve compensation packages for named executive Officers: Case-by-Case

•	To determine whether the compensation vote will occur every1, 2 or 3 years: 1 Year

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

•	We generally support plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: Case-by-Case

•	Issue Debt Instruments: Case-by-Case

Environmental and Social Issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

•	Disclose Political and PAC Gifts (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: March 8, 2012

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guide- lines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1. Takes responsibility for voting client proxies only upon a client’s written request.

2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8. Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/ or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes:

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information:

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Appendix B — Portfolio Managers

In addition to managing the assets of each Portfolio, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Portfolio’s most recent fiscal year end, except as otherwise noted.

AEGON USA Investment Management, LLC

Transamerica Partners Money Market

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Doug Weih, CFA	2	$1.62 billion	0	$0	6	$10.75 billion
Garry Creed, CFA	3	$5.37 billion	0	$0	2	$358 million
Brian Barnhart, CFA	4	$6.39 billion	0	$0	4	$16.26 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Doug Weih, CFA	0	$0	0	$0	0	$0
Garry Creed, CFA	0	$0	0	$0	0	$0
Brian Barnhart, CFA	0	$0	0	$0	0	$0

AJO, LP

Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, Christopher J. W. Whitehead and Gregory J. Rogers (the “AJO Team”) are responsible for the day-to-day supervision of the Transamerica Partners Large Core Portfolio and the Transamerica Partners Large Value Portfolio.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
AJO Team	17	$3.81 billion	14	$2.52 billion	84	$13.55 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
AJO Team	1	$105.76 million	1	$93.92 million	42	$5.7 billion

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
AJO Team	17	$3.27 billion	14	$2.52 billion	84	$13.55 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
AJO Team	1	$105.76 million	1	$93.92 million	42	$5.7 billion

Compensation

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even firmwide assets. Presently AJO has no deferred compensation arrangements.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the funds and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee sched- ules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored- nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or the AA Subaccounts that invest in the portfolio(s).

BlackRock Financial Management, Inc. (“BlackRock”)

Transamerica Partners Balanced Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bob Miller	17	$18.95 billion	3	$1.07 billion	0	$0
Rick Rieder	14	$16.69 billion	5	$1.71 billion	3	$572.9 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bob Miller	0	$0	0	$0	0	$0
Rick Rieder	0	$0	0	$0	1	$154 million

Transamerica Partners Core Bond Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bob Miller	17	$18.95 billion	3	$1.07 billion	0	$0
Rick Rieder	14	$16.69 billion	5	$1.71 billion	3	$572.9 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bob Miller	0	$0	0	$0	0	$0
Rick Rieder	0	$0	0	$0	1	$154 million

Transamerica Partners Inflation-Protected Securities Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Martin Hegarty	10	$6.98 billion	4	$333.5 million	31	$16.02 billion
Brian Weinstein	13	$8.17 billion	26	$7.24 billion	165	$75.5 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Martin Hegarty	0	$0	0	$0	0	$0
Brian Weinstein	0	$0	0	$0	6	$1.39 billion

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk- adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to pre- determined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts include the following:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
Bob Miller Rick Rieder	Transamerica Partners Balanced Portfolio Transamerica Partners Core Bond Portfolio	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Brian Weinstein	Transamerica Partners Inflation-Protected Securities Portfolio	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards: From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Messrs. Miller, Rieder and Weinstein have each received long-term incentive awards.

Deferred Compensation Program: A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options.

Messrs. Hegarty, Miller, Rieder and Weinstein have each participated in the deferred compensation program.

Other compensation benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans: BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hegarty, Rieder, and Weinstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hegarty, Rieder, and Weinstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.

To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or the AA Subaccounts that invest in the Portfolio(s).

Eaton Vance Management (“Eaton Vance Management”)

Transamerica Partners High Yield Bond Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Linda Carter, CFA	1	$782.19 million	3	$309.24 million	9	$869.35 million
Michael W. Weilheimer, CFA	5	$7.96 billion	3	$309.24 million	9	$869.35 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Linda Carter, CFA	0	$0	0	$0	0	$0
Michael W. Weilheimer, CFA	0	$0	0	$0	0	$0

Compensation

Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management’s corporate parent, Eaton Vance Corp., and restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance employees.

Compensation of Eaton Vance Management’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, equity awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk adjusted performance measures include but are not limited to the Sharpe ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Portfolio performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a Portfolio’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance Management’s management not to provide a fair comparison, performance instead may be evaluated primarily against a custom peer group or market index. In evaluating the performance of a Portfolio and its manager, primary emphasis is normally placed on three-year performance, with secondary consid- eration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income) consideration is given to the Portfolio’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment perform- ance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weight- ings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) includes consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance Manage- ment participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management’s overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance

Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of High Yield Bond Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among High Yield Bond Portfolio and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between High Yield Bond Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to High Yield Bond Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Eaton Vance Management has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Eaton Vance Management’s trading practices, including among other things, the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or the AA Subaccounts that invest in the Portfolio(s).

Jennison Associates LLC (“Jennison”)

Transamerica Partners Large Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair A. Boyer	5	$2.79 billion	3	$239.96 million	27	$2.96 billion
Michael A. Del Balso*	12	$13.14 billion	5	$1.2 billion	5	$573.83 million
Spiros “Sig” Segalas	15	$30.68 billion	3**	$625.36 million	6	$2.11 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair A. Boyer	0	0	0	0	0	0
Michael A. Del Balso	0	0	0	0	0	0
Spiros “Sig” Segalas	0	0	1	$9 million***	0	0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

**	Excludes performance fee accounts.

***	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices (Russell 1000® Growth Index), and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Conflicts of Interest

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consid- eration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these con- flicts of interest.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affili- ated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multi- ple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to monitor allocations between accounts with performance fees and non- performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or AA Sub-accounts that invest in the Portfolio(s).

J.P. Morgan Investment Management Inc. (“JP Morgan”)

Transamerica Partners Balanced Portfolio

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell, CFA	7	$2.28 billion	3	$325 million	7	$5.05 billion
Terance Chen, CFA	7	$2.28 billion	3	$325 million	1	$5.05 billion
Raffaele Zingone, CFA	6	$2.57 billion	4	$911 million	9	$3.76 billion
Tim Snyder, CFA	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell, CFA	0	$0	1	$702 million	3	$877 million
Terance Chen, CFA	0	$0	1	$702 million	1	$877 million
Raffaele Zingone, CFA	0	$0	0	$0	2	$3.94 billion
Tim Snyder, CFA	0	$0	0	$0	0	$0

Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each Portfolio’s benchmark index listed in the Portfolio’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Conflict of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only parti- ally completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JP Morgan or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instru- ments would otherwise meet the Portfolio’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with Portfolio guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be com- pleted in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or AA Sub-accounts that invest in the Portfolio(s).

Merganser Capital Management, Inc. (“Merganser”)

Transamerica Partners High Quality Bond Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter S. Kaplan, CFA	2	$573 million	0	$0	5	$714 million
Douglas A. Kelly, CFA	2	$573 million	0	$0	31	$2.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter S. Kaplan, CFA	0	$0	0	$0	0	$0
Douglas A. Kelly, CFA	0	$0	0	$0	0	$0

Compensation

The compensation of Mr. Kaplan and Mr. Kelly consists of salary, bonus, and restricted shares in Annaly Capital Management, Inc. (Merganser’s parent company) which are issued under the firm’s long-term incentive plan. Each manager’s salary is determined by his overall job performance and value to Merganser. Bonus awards and restricted share grants are discretionary, and are based on each employee’s individual job performance. The size of the bonus pool is determined annually based on the profitability of the firm. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance.

Conflicts of Interest

I.	Personnel Matters
A.	Code of Conduct
1.	Conflicts of Interest and Employee Conduct

Policy — Conflicts of Interests and Employee Conduct

Purpose

The Code of Conduct has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (“Employees”) of Merganser Capital Management, Inc. (“Company”).

Background

No set of rules or policies can presume to fully define “professional behavior” or “ethical conduct.” These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the Chief Compliance Officer.

Policy:

1.  Application.

The Code of Conduct applies to all employees and extends to activities within and outside their duties at Merganser.

2.  Legal and Ethical Violations.

Employees shall not knowingly participate in, or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.

3.  Conflicts of Interest.

Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.

4.  Priority of Transactions.

Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients’ and Merganser’s interests.

5.  Use of Material Nonpublic Information.

Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material non- public information to others in violation of the law. This conduct is frequently referred to as “insider trading.”

6.  Duty to the Company.

Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser’s Chief Compliance Officer and the person, or entity for which they undertake independent employment or services.

7.  Preservation of Confidentiality.

Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the Chief Compliance Officer or designee.

8.  Implementation.

The Chief Compliance Officer is responsible for the implementation of the Code of Conduct, and reports to the President. He is required to formally meet with the President once a year to review the status of compliance with this policy, but may meet with the President at any time to seek guidance or to discuss matters requiring immediate attention.

9.  Acknowledgement.

All Employees must read and acknowledge receipt of a copy of this Code of Conduct. Questions regarding the policy or its implementation should be reviewed with the Chief Compliance Officer or designee.

Insider Trading

Purpose:

The purpose of this Policy is to ensure that Merganser’s employees do not violate the laws governing the use of insider information.

Background:

Merganser’s reputation and the respect of those with whom it deals are among its most important assets.

Policies:

1.	Employees may not trade securities personally or on behalf of others (such as private accounts managed by Merganser) while in possession of material nonpublic information (trading by an insider).

2.	Employees may not trade securities personally or on behalf of others (such as private accounts managed by Merganser) where the information was disclosed to them by an insider in violation of the insider’s duty to keep the information confidential or was misappropriated (trading by a non-insider).

3.	Employees may not communicate material nonpublic information to others in violation of the law.

Procedures — Insider Trading

Purpose:

The purpose of these procedures is to establish what is considered insider information, what Merganser employees may and may not due when in possession of this information, and establish the penalties for “insider trading.”

Definitions and Limitations:

The term “insider trading” is not defined in the federal securities law, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an “insider”) or to communications of material nonpublic information to others.

Who is considered an “insider?”

The concept of “insider” is broad. It includes officers, directors, and employees of a company. In addition, a person can be a “temporary insider” if he or she enters into a special confidential relationship in the conduct of a company’s affairs and as a result is given access to information solely for the company’s purposes. A temporary insider can include, among others, a company’s attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, Merganser may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, Merganser must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

What is Nonpublic Information?

Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

What is Material Information?

Trading on inside information is not a basis for liability unless the information is material. “Material information” generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company’s securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

Material information does not have to relate to a company’s business. For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

Procedures:

The following procedures have been established to aid the officers, directors, and employees of Merganser in avoiding insider trading, and to aid Merganser in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of Merganser must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.

1.	Before trading for yourself or others, including accounts you may manage in a fiduciary capacity, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

a.	Is the information material?

b.	Is this information that the investor would consider important in making his or her investment decisions?
c.	Is this information that would substantially affect the market price of the securities if generally disclosed?
d.	Is the information nonpublic?
e.	To whom has this information been provided?
f.	Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

2.	If, after the consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

a.	Report the matter immediately to the Chief Compliance Officer.
b.	Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by the Company.
c.	Do not communicate the information inside or outside the Company, other than to the Chief Compliance Officer.
d.	After the Chief Compliance Officer has reviewed the information, you will either be instructed to continue the prohibitions against trading and communication or you will be allowed to trade and communicate the information.

3.	Employees who trade on, or communicate to others, may be subjected to severe penalties. Both the employee and Merganser may be penalized severely for “insider” trading. The penalties may include:

a.	Civil injunctions.
b.	Treble damages and disgorgement of profits.
c.	Jail sentences.
d.	Fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
e.	Fines for the employer or other controlling person up to the greater of $1,000 or three times the amount of the profit gained or loss avoided.

4.	In addition, any violation of the policy statement can be expected to result in serious sanctions by Merganser, including dismissal of the persons involved.

5.	Employees should restrict access to material nonpublic information including persons within Merganser.
In addition care should be taken to ensure such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

6.	The prevention of insider trading violations requires constant attention. Your suggestions may contribute in a critical way to the effectiveness of these procedures. If you become aware of any situation that may possibly result in an insider trading violation, you should report the situation to the Chief Compliance Officer immediately. Such a situation could involve an indiscreet member of management or the staff, or it could relate to the manner in which written communications of material nonpublic information are disseminated or otherwise handled by employees. Your suggestions for improving these procedures are always welcome and will be considered in your overall job evaluation.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or AA Sub- accounts that invest in the Portfolio(s).

Systematic Financial Management, L.P. (“Systematic”)

Transamerica Partners Small Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Eoin E. Middaugh, CFA	0	$0	0	$0	8	$105 million
D. Kevin McCreesh, CFA	2	$108 million	1	$25 million	60	$1,846 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eoin E. Middaugh, CFA	0	$0	0	$0	1	$133 million
D. Kevin McCreesh, CFA	0	$0	0	$0	2	$717 million

Compensation

Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully.

The compensation package for portfolio managers Eoin E. Middaugh and D. Kevin McCreesh, both of whom are Managing Partners of Systematic, consists of a fixed base salary, and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic.

Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Conflicts of Interest

Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

Ownership of Securities

As of June 30, 2013, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the portfolio(s).

Thornburg Investment Management, Inc. (“Thornburg”)

Transamerica Partners International Equity Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
William V. Fries, CFA	15	$31.02 billion	11	$4.45 billion	46	$9.2 billion
Wendy Trevisani	16	$30.91 billion	17	$4.52 billion	10,231	$14.19 billion
Lei Wang, CFA	14	$30.74 billion	11	$4.45 billion	45	$8.91 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
William V. Fries, CFA	1	$87.55 million	0	$0	0	$0
Wendy Trevisani	1	$87.55 million	0	$0	0	$0
Lei Wang, CFA	1	$87.55 million	0	$0	0	$0

Compensation

The compensation of each co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest

Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a Portfolio’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Portfolio’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or AA Sub-accounts that invest in the Portfolio(s).

Transamerica Asset Management, Inc. (“TAM”)

Transamerica Asset Allocation Funds

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	10	$905 million	20	$415 million	0	$0
William D. Nobles IV, CFA	10	$905 million	20	$415 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
William D. Nobles IV, CFA	0	$0	0	$0	0	$0

Compensation

The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determines the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other.

TAM has policies and procedures in place to mitigate potential conflicts of interest.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or AA Sub-accounts that invest in the Portfolio(s).

Wellington Management Company, LLP (“Wellington”)

Transamerica Partners Large Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul E. Marrkand, CFA	11	$9.46 billion	8	$1.35 billion	8	$1.42 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand, CFA	1	$3.98 billion	0	$0	0	$0

In connection with providing investment advisory services to our clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:

•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and Transamerica Asset Management, Inc. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marrkand, McCormack, and Pedersen are partners of the firm.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Partners Large Growth Portfolio	Russell 1000® Growth Index
Transamerica Partners Small Value Portfolio	Russell 2000® Value Index

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Marrkand, McCormack, and Pendersen also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are

tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the Portfolios or AA Subaccounts that invest in the Portfolio(s).

Appendix F — Financial Statements

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2012

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investment in Series Portfolios, at value	$28,055,844	$20,179,999	$32,758,702	$53,592,787	$9,292,679
Receivable for units sold	84,564	7,602	6,937	5,705	1,200
Receivable for fee reimbursements	29,943	—	—	—	—

Total assets	28,170,351	20,187,601	32,765,639	53,598,492	9,293,879

Liabilities:
Payable for units redeemed	45,818	8,635	13,208	50,958	2,909
Accrued mortality and expense risk	26,904	18,846	31,088	50,576	8,639

Total liabilities	72,722	27,481	44,296	101,534	11,548

Net assets attributable to annuity contractholders	$28,097,629	$20,160,120	$32,721,343	$53,496,958	$9,282,331

Accumulation units	1,332,079	1,129,305	1,121,761	1,225,478	331,482

Unit value	$21.09	$17.85	$29.17	$43.65	$28.00

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

At December 31, 2012

	Balanced	Large Value	Large Core	Large Growth	Small Core	International Equity
Assets:
Investment in Series Portfolios, at value	$50,537,925	$159,759,465	$77,324,676	$157,620,571	$80,194,124	$58,298,394
Receivable for units sold	21,373	21,545	11,752	18,234	17,185	19,178

Total assets	50,559,298	159,781,010	77,336,428	157,638,805	80,211,309	58,317,572

Liabilities:
Payable for units redeemed	10,674	86,873	13,154	34,421	5,604	5,422
Accrued mortality and expense risk	47,160	170,708	72,154	146,899	74,092	53,811

Total liabilities	57,834	257,581	85,308	181,320	79,696	59,233

Net assets attributable to annuity contractholders	$50,501,464	$159,523,429	$77,251,120	$157,457,485	$80,131,613	$58,258,339

Accumulation units	1,049,908	2,984,545	2,692,936	2,740,535	1,917,461	2,826,643

Unit value	$48.10	$53.45	$28.69	$57.46	$41.79	$20.61

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Net investment income (loss) allocated from Series Portfolios:
Interest income	$52,556	$517,970	$626,613	$1,783,349	$690,510
Securities lending income (net)	—	2,613	1,571	7,301	—
Dividend income (net)	—	—	—	5,045	3,161
Expenses (net of reimbursement)	(83,576)	(80,927)	(136,293)	(205,806)	(52,248)

Net investment income (loss) allocated from Series Portfolios	(31,020)	439,656	491,891	1,589,889	641,423

Expenses:
Mortality and expense risk	325,648	231,755	374,378	579,795	97,530
Expenses reimbursed	(325,648)	—	—	—	—
Expenses allocated from Series Portfolio reimbursed/waived	(31,047)	—	—	—	—

Net expenses	(31,047)	231,755	374,378	579,795	97,530

Net investment income (loss)	27	207,901	117,513	1,010,094	543,893

Net realized and unrealized gains (losses) allocated from Series Portfolios:
Net realized gains (losses) allocated from Series Portfolios	2	64,747	1,451,856	1,020,758	177,235
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	—	110,161	395,545	1,584,062	422,109

Net realized and unrealized gains (losses) allocated from Series Portfolios	2	174,908	1,847,401	2,604,820	599,344

Net increase (decrease) in net assets resulting from operations	$29	$382,809	$1,964,914	$3,614,914	$1,143,237

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2012

	Balanced	Large Value	Large Core	Large Growth	Small Core	International Equity
Net investment income (loss) allocated from Series Portfolios:
Interest income	$500,413	$685	$336	$—	$604	$334
Securities lending income (net)	16,844	21,760	30,558	153,464	133,416	40,653
Dividend income (net)	662,115	4,704,310	1,765,193	2,164,543	1,402,529	1,359,971
Expenses (net of reimbursement)	(254,733)	(879,890)	(492,081)	(1,061,015)	(674,498)	(467,444)

Net investment income (loss) allocated from Series Portfolios	924,639	3,846,865	1,304,006	1,256,992	862,051	933,514

Expenses:
Mortality and expense risk	560,082	2,029,296	851,366	1,792,758	880,603	627,676
Expenses reimbursed	—	—	—	—	—	—
Expenses allocated from Series Portfolio reimbursed/waived	—	—	—	—	—	—

Net expenses	560,082	2,029,296	851,366	1,792,758	880,603	627,676

Net investment income (loss)	364,557	1,817,569	452,640	(535,766)	(18,552)	305,838

Net realized and unrealized gains (losses) allocated from Series Portfolios:
Net realized gains (losses) allocated from Series Portfolios	2,153,502	20,553,774	6,818,414	19,494,754	7,637,807	4,147,682
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	3,346,376	4,879,754	4,040,719	1,633,633	2,749,380	4,093,155

Net realized and unrealized gains (losses) allocated from Series Portfolios	5,499,878	25,433,528	10,859,133	21,128,387	10,387,187	8,240,837

Net increase (decrease) in net assets resulting from operations	$5,864,435	$27,251,097	$11,311,773	$20,592,621	$10,368,635	$8,546,675

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2012

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
From operations:
Net investment income (loss)	$27	$207,901	$117,513	$1,010,094	$543,893
Net realized gains (losses) allocated from Series Portfolios	2	64,747	1,451,856	1,020,758	177,235
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	—	110,161	395,545	1,584,062	422,109

Net increase (decrease) in net assets resulting from operations	29	382,809	1,964,914	3,614,914	1,143,237

From unit transactions:
Units sold	27,322,302	3,613,482	5,509,947	7,882,920	1,691,752
Units redeemed	(29,947,697)	(4,796,251)	(7,246,180)	(9,472,074)	(1,711,271)

Net increase (decrease) in net assets resulting from unit transactions	(2,625,395)	(1,182,769)	(1,736,233)	(1,589,154)	(19,519)

Total increase (decrease) in net assets	(2,625,366)	(799,960)	228,681	2,025,760	1,123,718
Net assets:
Beginning of year	30,722,995	20,960,080	32,492,662	51,471,198	8,158,613

End of year	$28,097,629	$20,160,120	$32,721,343	$53,496,958	$9,282,331

Units outstanding beginning of year	1,456,546	1,195,546	1,179,590	1,262,836	331,782
Units sold	1,295,319	203,691	194,687	185,889	64,848
Units redeemed	(1,419,786)	(269,932)	(252,516)	(223,247)	(65,148)

Units outstanding end of year	1,332,079	1,129,305	1,121,761	1,225,478	331,482

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2012

	Balanced	Large Value	Large Core	Large Growth	Small Core	International Equity
From operations:
Net investment income (loss)	$364,557	$1,817,569	$452,640	$(535,766)	$(18,552)	$305,838
Net realized gains (losses) allocated from Series Portfolios	2,153,502	20,553,774	6,818,414	19,494,754	7,637,807	4,147,682
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	3,346,376	4,879,754	4,040,719	1,633,633	2,749,380	4,093,155

Net increase (decrease) in net assets resulting from operations	5,864,435	27,251,097	11,311,773	20,592,621	10,368,635	8,546,675

From unit transactions:
Units sold	3,359,712	11,852,556	5,590,584	10,231,256	4,936,477	4,846,219
Units redeemed	(8,037,113)	(55,440,428)	(11,494,506)	(25,318,350)	(12,761,612)	(10,311,506)

Net increase (decrease) in net assets resulting from unit transactions	(4,677,401)	(43,587,872)	(5,903,922)	(15,087,094)	(7,825,135)	(5,465,287)

Total increase (decrease) in net assets	1,187,034	(16,336,775)	5,407,851	5,505,527	2,543,500	3,081,388
Net assets:
Beginning of year	49,314,430	175,860,204	71,843,269	151,951,958	77,588,113	55,176,951

End of year	$50,501,464	$159,523,429	$77,251,120	$157,457,485	$80,131,613	$58,258,339

Units outstanding beginning of year	1,150,747	3,820,529	2,905,909	3,006,201	2,112,743	3,107,649
Units sold	72,705	231,770	204,032	180,624	124,751	256,021
Units redeemed	(173,544)	(1,067,754)	(417,005)	(446,290)	(320,033)	(537,027)

Units outstanding end of year	1,049,908	2,984,545	2,692,936	2,740,535	1,917,461	2,826,643

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2011

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
From operations:
Net investment income (loss)	$(401)	$293,013	$688,648	$1,284,399	$581,186
Net realized gains allocated from Series Portfolios	268	22,670	1,591,344	1,369,108	122,148
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	—	(83,545)	979,232	(80,355)	(368,510)

Net increase (decrease) in net assets resulting from operations	(133)	232,138	3,259,224	2,573,152	334,824

From unit transactions:
Units sold	30,622,184	3,767,331	6,443,326	7,118,707	1,274,066
Units redeemed	(37,431,321)	(5,824,734)	(7,385,346)	(12,380,801)	(2,625,948)

Net increase (decrease) in net assets resulting from unit transactions	(6,809,137)	(2,057,403)	(942,020)	(5,262,094)	(1,351,882)

Total increase (decrease) in net assets	(6,809,270)	(1,825,265)	2,317,204	(2,688,942)	(1,017,058)
Net assets:
Beginning of year	37,532,265	22,785,345	30,175,458	54,160,140	9,175,671

End of year	$30,722,995	$20,960,080	$32,492,662	$51,471,198	$8,158,613

Units outstanding beginning of year	1,779,359	1,312,947	1,217,101	1,395,699	387,285
Units sold	1,499,726	215,849	243,730	179,134	51,994
Units redeemed	(1,822,539)	(333,250)	(281,241)	(311,997)	(107,497)

Units outstanding end of year	1,456,546	1,195,546	1,179,590	1,262,836	331,782

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2011

	Balanced	Large Value	Large Core	Large Growth	Small Core	International Equity
From operations:
Net investment income (loss)	$598,131	$1,112,860	$201,630	$(1,254,071)	$(655,114)	$399,145
Net realized gains allocated from Series Portfolios	2,913,256	13,425,069	5,852,798	15,333,553	11,595,252	3,044,752
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios	(2,314,859)	(11,632,760)	(4,148,741)	(18,072,831)	(13,441,297)	(12,782,315)

Net increase (decrease) in net assets resulting from operations	1,196,528	2,905,169	1,905,687	(3,993,349)	(2,501,159)	(9,338,418)

From unit transactions:
Units sold	3,347,488	11,378,435	5,616,571	10,271,061	7,502,159	5,765,225
Units redeemed	(8,725,068)	(28,387,164)	(12,553,718)	(26,291,319)	(14,525,562)	(11,660,504)

Net increase (decrease) in net assets resulting from unit transactions	(5,377,580)	(17,008,729)	(6,937,147)	(16,020,258)	(7,023,403)	(5,895,279)

Total increase (decrease) in net assets	(4,181,052)	(14,103,560)	(5,031,460)	(20,013,607)	(9,524,562)	(15,233,697)
Net assets:
Beginning of year	53,495,482	189,963,764	76,874,729	171,965,565	87,112,675	70,410,648

End of year	$49,314,430	$175,860,204	$71,843,269	$151,951,958	$77,588,113	$55,176,951

Units outstanding beginning of year	1,277,554	4,176,439	3,182,210	3,304,889	2,295,142	3,392,150
Units sold	78,403	249,432	227,697	195,965	197,948	288,087
Units redeemed	(205,210)	(605,342)	(503,998)	(494,653)	(380,347)	(572,588)

Units outstanding end of year	1,150,747	3,820,529	2,905,909	3,006,201	2,112,743	3,107,649

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

CALVERT SUBACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

ASSETS:
Investment, at value	$15,764,079
Receivable for units sold	675
Receivable for securities sold	2,753

Total assets	15,767,507

LIABILITIES:
Payable for units redeemed	3,428
Accrued mortality and expense risk	14,713

Total liabilities	18,141

Net assets attributable to annuity contractholders	$15,749,366

Accumulation units	468,704

Unit value	$33.60

Investment, at cost	$14,806,282

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

Investment income:
Dividend income	$192,571
Expenses:
Mortality and expense risk	(174,888)

Net investment income (loss)	17,683

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) from investments	7,105
Change in net unrealized appreciation (depreciation) on investments	1,383,261

Net realized and unrealized gains (losses) on investments	1,390,366

Net increase (decrease) in net assets resulting from operations	$1,408,049

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended 12/31/12	For the year ended 12/31/11
From operations:
Net investment income (loss)	$17,683	$28,489
Net realized gains (losses) from investments	7,105	(89,311)
Change in net unrealized appreciation (depreciation) on investments	1,383,261	593,603

Net increase (decrease) in net assets resulting from operations	1,408,049	532,781

From unit transactions:
Units sold	862,835	965,531
Units redeemed	(1,862,865)	(1,944,225)

Net increase (decrease) in net assets resulting from unit transactions	(1,000,030)	(978,694)

Total increase (decrease) in net assets	408,019	(445,913)
Net assets:
Beginning of year	15,341,347	15,787,260

End of year	$15,749,366	$15,341,347

Units outstanding beginning of year	499,077	531,180
Units sold	26,265	31,670
Units redeemed	(56,638)	(63,773)

Units outstanding end of year	468,704	499,077

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

FINANCIAL HIGHLIGHTS *

For an accumulation unit outstanding throughout the year:

		Income (Loss) from Investment Operations							Ratios to Average Net Assets
For the Year Ended	Unit Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations	Unit Value, End of Year	Net Assets, End of Year	Total Return**	Expenses, Including Expenses of the Series Portfolio	Expenses, Including Expenses of the Series Portfolio (Net of Reimbursements)		Net Investment Income (Loss) (Net of Reimbursements)		Portfolio Turnover(b)
Money Market
12/31/2012	$21.09	$—	(d)	$—	$—	$21.09	$28,097,629	—%	1.38%	0.18	%(e)(g)	0.00	%(c)(e)	N/A
12/31/2011	21.09	—	(d)	— (d)	— (d)	21.09	30,722,995	—	1.38	0.24	(f)(g)	0.00	(f)	N/A
12/31/2010	21.09	—	(d)	—	— (d)	21.09	37,532,265	—	1.38	0.30	(h)	0.00	(h)	N/A
12/31/2009	21.09	—	(d)	—	— (d)	21.09	41,594,241	—	1.37	0.64	(i)	0.01	(i)	N/A
12/31/2008	20.82	0.28		(0.01)	0.27	21.09	50,120,886	1.30	1.37	1.37		1.35		N/A

High Quality Bond
12/31/2012	17.53	0.18		0.14	0.32	17.85	20,160,120	1.82	1.48	1.48		0.99		68%
12/31/2011	17.35	0.23		(0.05)	0.18	17.53	20,960,080	1.02	1.48	1.48		1.33		84
12/31/2010	16.84	0.32		0.19	0.51	17.35	22,785,345	3.03	1.48	1.48		1.89		87
12/31/2009	15.50	0.43		0.91	1.34	16.84	22,452,442	8.65	1.48	1.48		2.65		104
12/31/2008	15.59	0.50		(0.59)	(0.09)	15.50	21,116,537	(0.58)	1.48	1.48		3.17		64

Inflation-Protected Securities
12/31/2012	27.55	0.10		1.52	1.62	29.17	32,721,343	5.89	1.50	1.50	(g)	0.35		103
12/31/2011	24.79	0.58		2.18	2.76	27.55	32,492,662	11.10	1.50	1.50	(g)	2.22		134
12/31/2010	23.60	0.23		0.96	1.19	24.79	30,175,458	5.04	1.48	1.48		0.94		117
12/31/2009	21.67	—	(d)	1.93	1.93	23.60	32,336,751	8.91	1.50	1.50	(g)	(0.02)		118
12/31/2008	22.39	0.85		(1.57)	(0.72)	21.67	33,284,745	(3.22)	1.49	1.49	(g)	3.79		154

Core Bond
12/31/2012	40.76	0.81		2.08	2.89	43.65	53,496,958	7.10	1.49	1.49		1.92		297
12/31/2011	38.81	0.97		0.98	1.95	40.76	51,471,198	5.03	1.49	1.49		2.44		406
12/31/2010	36.24	0.97		1.60	2.57	38.81	54,160,140	7.09	1.49	1.49		2.54		633
12/31/2009	32.47	1.15		2.62	3.77	36.24	52,730,271	11.61	1.48	1.48	(g)	3.35		1,014
12/31/2008	33.44	1.33		(2.30)	(0.97)	32.47	52,107,397	(2.90)	1.48	1.48		4.02		530

High Yield Bond
12/31/2012	24.59	1.62		1.79	3.41	28.00	9,282,331	13.89	1.69	1.69		6.13		102
12/31/2011	23.69	1.69		(0.79)	0.90	24.59	8,158,613	3.79	1.69	1.69		6.96		81
12/31/2010	20.68	1.71		1.30	3.01	23.69	9,175,671	14.56	1.69	1.69		7.74		98
12/31/2009	13.32	1.53		5.83	7.36	20.68	7,974,925	55.26	1.69	1.69	(g)	8.99		98
12/31/2008	18.94	1.46		(7.08)	(5.62)	13.32	5,515,305	(29.67)	1.68	1.68		8.46		54

Balanced
12/31/2012	42.85	0.33		4.92	5.25	48.10	50,501,464	12.23	1.71	1.60	(g)	0.72		150
12/31/2011	41.87	0.49		0.49	0.98	42.85	49,314,430	2.34	1.72	1.60	(g)	1.16		245
12/31/2010	37.12	0.50		4.25	4.75	41.87	53,495,482	12.80	1.69	1.60	(g)	1.30		211
12/31/2009	30.43	0.61		6.08	6.69	37.12	52,823,046	21.98	1.65	1.60	(g)	1.89		167
12/31/2008	41.98	0.88		(12.43)	(11.55)	30.43	48,972,373	(27.51)	1.63	1.60	(g)	2.38		154

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

FINANCIAL HIGHLIGHTS (Continued) *

For an accumulation unit outstanding throughout the year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets
For the Year Ended	Unit Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations	Unit Value, End of Year	Net Assets, End of Year	Total Return**	Expenses, Including Expenses of the Series Portfolio		Expenses, Including Expenses of the Series Portfolio (Net of Reimbursements)		Net Investment Income (Loss) (Net of Reimbursements)	Portfolio Turnover(b)
Large Value
12/31/2012	$46.03	$0.50	$6.92	$7.42	$53.45	$159,523,429	16.11%	1.58%		1.58%		0.99%	48%
12/31/2011	45.48	0.28	0.27	0.55	46.03	175,860,204	1.20	1.57		1.57		0.60	55
12/31/2010	40.11	0.22	5.15	5.37	45.48	189,963,764	13.39	1.57		1.57		0.53	62
12/31/2009	34.80	0.38	4.93	5.31	40.11	188,521,378	15.26	1.58		1.58		1.09	124
12/31/2008	61.71	0.72	(27.63)	(26.91)	34.80	174,550,147	(43.61)	1.58		1.58	(g)	1.44	26

Large Core
12/31/2012	24.72	0.16	3.81	3.97	28.69	77,251,120	16.03	1.74		1.74		0.58	54
12/31/2011	24.16	0.07	0.49	0.56	24.72	71,843,269	2.34	1.73		1.73		0.27	63
12/31/2010	21.84	0.08	2.24	2.32	24.16	76,874,729	10.62	1.73		1.73		0.37	55
12/31/2009	17.91	0.09	3.84	3.93	21.84	76,614,712	21.94	1.72		1.72		0.47	168
12/31/2008	28.60	0.05	(10.74)	(10.69)	17.91	68,223,711	(37.38)	1.75		1.75		0.22	99

Large Growth
12/31/2012	50.55	(0.19)	7.10	6.91	57.46	157,457,485	13.66	1.76		1.75	(g)	(0.33)	53
12/31/2011	52.03	(0.40)	(1.08)	(1.48)	50.55	151,951,958	(2.86)	1.75		1.75	(g)	(0.76)	53
12/31/2010	45.10	(0.25)	7.18	6.93	52.03	171,965,565	15.37	1.76		1.75	(g)	(0.54)	119
12/31/2009	33.66	(0.06)	11.50	11.44	45.10	169,287,371	33.99	1.75		1.75	(g)	(0.15)	102
12/31/2008	56.61	(0.08)	(22.87)	(22.95)	33.66	103,331,845	(40.54)	1.75		1.75		(0.17)	102

Small Core
12/31/2012	36.72	(0.01)	5.08	5.07	41.79	80,131,613	13.79	1.94		1.94		(0.02)	59
12/31/2011	37.96	(0.30)	(0.94)	(1.24)	36.72	77,588,113	(3.24)	1.94		1.94		(0.78)	59
12/31/2010	29.54	(0.22)	8.64	8.42	37.96	87,112,675	28.50	1.95		1.95	(g)	(0.69)	55
12/31/2009	23.40	(0.10)	6.24	6.14	29.54	75,134,654	26.24	1.95		1.95	(g)	(0.42)	88
12/31/2008	37.03	(0.04)	(13.59)	(13.63)	23.40	64,892,784	(36.81)	1.95		1.95	(g)	(0.14)	106

International Equity
12/31/2012	17.76	0.10	2.75	2.85	20.61	58,258,339	16.07	1.92		1.92		0.54	23
12/31/2011	20.76	0.12	(3.12)	(3.00)	17.76	55,176,951	(14.46)	1.92		1.92		0.61	24
12/31/2010	18.26	0.06	2.44	2.50	20.76	70,410,648	13.69	1.91		1.91		0.31	29
12/31/2009	14.57	0.04	3.65	3.69	18.26	68,140,540	25.33	1.92		1.92		0.25	138
12/31/2008	29.43	0.38	(15.24)	(14.86)	14.57	61,515,746	(50.49)	1.94		1.94		1.66	174

Calvert
12/31/2012	30.74	0.04	2.82	2.86	33.60	15,749,366	9.31	1.10	(j)	1.10	(j)	0.11	5
12/31/2011	29.72	0.06	0.96	1.02	30.74	15,341,347	3.43	1.10	(j)	1.10	(j)	0.18	5
12/31/2010	26.80	0.06	2.86	2.92	29.72	15,787,260	10.90	1.10	(j)	1.10	(j)	0.20	5
12/31/2009	21.63	0.24	4.93	5.17	26.80	19,644,438	23.90	1.10	(j)	1.10	(j)	1.03	7
12/31/2008	31.85	0.69	(10.91)	(10.22)	21.63	17,904,450	(32.09)	1.10	(j)	1.10	(j)	2.45	7

*	Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.
**	Actual return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(a)	Calculated based upon average units outstanding.
(b)	Portfolio turnover of the Series Portfolio or the Calvert Subaccount.
(c)	Amounts round to less than 0.01%.
(d)	Amount rounds to less than 0.01 or (0.01).
(e)	Expenses waived to sustain a positive yield had an impact of 1.20%.
(f)	Expenses waived to sustain a positve yield had an impact of 1.14%.
(g)	Includes reimbursement of fees at the underlying Series Portfolio level.
(h)	Expenses waived to sustain a positve yield had an impact of 1.08%.
(i)	Expenses waived to sustain a positve yield had an impact of 0.73%.
(j)	Ratios exclude expenses incurred by the Calvert VP SRI Balanced Portfolio.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA PARTNERS VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization and Significant Accounting Policies

Transamerica Partners Variable Funds (individually, a “Subaccount” and collectively, “TPVF”) is a separate investment account established on November 30, 1993, by Transamerica Financial Life Insurance Company (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), under the laws of the State of New York. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

TPVF operates as a unit investment trust under the Investment Company Act of 1940, as amended. TPVF holds assets that are segregated from all of TFLIC’s other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by TFLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TFLIC is the legal holder of the assets in TPVF.

TPVF commenced operations on August 18, 1994. There are currently twelve Subaccounts within TPVF which are available to contract holders of Group Plans. Eleven of the Subaccounts invest in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolios”). The twelfth Subaccount is a fund of fund that invests in the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc. (“Calvert”). The financial statements of the Series Portfolios and Calvert should be read in conjunction with TPVF’s financial statements.

From time to time, TPVF may have a concentration of several contractholders holding a significant percentage of units outstanding. Investment activities of these unit holders could have a material impact on TPVF.

At December 31, 2012, the following percentage represents each of the Subaccount’s investment in its corresponding Series Portfolio’s net assets.

Subaccount	Percentage Investment in Series Portfolio
Money Market	2.96
High Quality Bond	5.23
Inflation-Protected Securities	9.60
Core Bond	3.65
High Yield Bond	1.13
Balanced Large Value	46.11 20.35
Large Core	31.56
Large Growth	19.11
Small Core	27.01
International Equity	9.49

For information regarding each Series Portfolio’s investments, please refer to the Schedule of Investments section of the Series Portfolios’ financial statements or Calvert’s investments in the Statement of Net Assets section of Calvert’s financial statements.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies consistently followed by TPVF.

Investments:

The investments by TPVF in the Series Portfolio reflect TPVF’s proportionate interest in the net assets of each Series Portfolio. Valuation of securities held in each of the Series Portfolios is discussed in Note 2 of the Series Portfolios’ Notes to Financial Statements.

TRANSAMERICA PARTNERS VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. Organization and Significant Accounting Policies (continued)

The investment in Calvert is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (“NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for Calvert can be found in Note A of Calvert’s Notes to Financial Statements.

Investment Income:

Each TPVF Subaccount, except the Calvert Subaccount, is allocated its share of income and expenses of its corresponding Series Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Series Portfolio are allocated pro rata among the investors and are recorded by the Subaccounts on a daily basis.

For the Calvert Subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

Contributions and Withdrawals:

The unit value of each of the Subaccounts is determined as of the close of the NYSE each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

Federal Income Taxes:

The operations of TPVF form a part of, and are taxed with, the operations of TFLIC. TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to TPVF. Based upon this expectation, no charges are currently being deducted from TPVF for federal income tax purposes.

TPVF recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, TPVF recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated TPVF’s tax provisions taken for all open tax years 2009-2011, as 2012 has not yet been filed, and has concluded that no provision for income tax is required in TPVF’s financial statements.

NOTE 2. Security Valuations

All investments in securities are recorded at their estimated fair value. The value of the investment in Calvert is valued at the net asset value per share at the close of business of the NYSE, each day the NYSE is open for business. The Subaccount utilizes various methods to measure the fair value of its investment on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is

TRANSAMERICA PARTNERS VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. Security Valuations (continued)

based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement:

Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Calvert Subaccount’s investment at December 31, 2012 were:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Company	$15,764,079	$—	$—	$15,764,079

There were no transfers into or out of any levels described above during the year ended December 31, 2012.

NOTE 3. Related Party Transactions

All Subaccounts, except the Calvert Subaccount, purchase interests in the Series Portfolios. The net assets of those Subaccounts reflect the investment management fee charged by Transamerica Asset Management, Inc. (“TAM”) (an affiliate of TFLIC), the investment adviser, which provides investment advice and related services to the Series Portfolios. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC. AEGON USA, LLC is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.

TFLIC reserves the right to deduct an annual contract charge from a participant’s account to reimburse TFLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TFLIC has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

Daily charges to TPVF for mortality and expense risks assumed by TFLIC were computed at an annual rate of 1.10%; however, TFLIC reserves the right to charge maximum fees of 1.25% upon written notice.

In order to avoid a negative yield in the Money Market Subaccount (“Money Market”), TFLIC may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject to recapture by TFLIC during the calendar year in which it was waived. There were no amounts recaptured during the year ended December 31, 2012 and no amounts subject to recoupment in future years. Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the Expenses Reimbursed. There is no guarantee that Money Market will be able to avoid a negative yield. The amount waived during the year ended December 31, 2012 was $325,648.

NOTE 4. Portfolio Investments and Transactions

At December 31, 2012, the Calvert Subaccount held 8,257,768 shares of Calvert, with a fair value of $15,764,079. The cost of purchases and proceeds from sales of shares in Calvert during the year ended December 31, 2012 were $738,683 and $1,720,631, respectively.

TRANSAMERICA PARTNERS VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued the authoritative guidance that will enhance disclosures related to financial instruments and derivative instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. This information will enable users of financial statements to evaluate the effect or potential effect of netting arrangements on the financial position of funds. The adoption of this disclosure requirement is effective for financial statements interim and annual years beginning on or after January 1, 2013. Management has evaluated the impact of the additional disclosure requirements on the financial statements, but due to the nature of the Subaccounts, determined that they do not have any impact.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contractholders of Transamerica Partners Variable Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Partners Variable Funds (comprising, respectively, Money Market Subaccount, High Quality Bond Subaccount, Inflation-Protected Securities Subaccount, Core Bond Subaccount, High Yield Bond Subaccount, Balanced Subaccount, Large Value Subaccount, Large Core Subaccount, Large Growth Subaccount, Small Core Subaccount, International Equity Subaccount and Calvert Subaccount) (collectively, the “Subaccounts”) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned twelve Subaccounts comprising Transamerica Partners Variable Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

The notes to the financial statements are an integral part of this report.

FINANCIAL STATEMENTS AND SCHEDULES — STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2012, 2011 and 2010

Transamerica Financial Life Insurance Company

Financial Statements and Schedules — Statutory Basis

Years Ended December 31, 2012, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in response to new accounting standards in 2012, the Company changed its method of accounting for deferred income taxes.

April 3, 2013

Transamerica Financial Life Insurance Company

Balance Sheets — Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2012	2011
Admitted assets
Cash and invested assets:
Bonds	$7,413,206	$7,790,711
Preferred stocks	1,573	2,228
Common stocks
Affiliated entities (cost: 2012 — $5,814; 2011 — $4,892)	6,573	5,697
Unaffiliated (cost: 2012 — $3,950; 2011 — $1,402)	5,113	4,191
Mortgage loans on real estate	544,544	625,301
Policy loans	60,041	55,858
Cash, cash equivalents and short-term investments	587,426	178,103
Derivatives	41,613	123,812
Other invested assets	95,315	92,134
Receivables for securities	—	6,185
Securities lending reinvested collateral assets	258,143	476,053

Total cash and invested assets	9,013,547	9,360,273
Premiums deferred and uncollected	11,297	10,587
Due and accrued investment income	87,584	96,954
Net deferred income tax asset	69,021	50,594
Reinsurance receivable	14,782	15,795
Receivable from parent, subsidiaries and affiliates	87,032	21,243
Accounts receivable	67,897	27,050
Estimated premium tax offset on the provision for future guarantee fund assessments	16,319	16,319
Other admitted assets	1,110	1,206
Separate account assets	17,590,145	15,878,424

Total admitted assets	$26,958,734	$25,478,445

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$842,238	$785,498
Annuity	6,685,096	6,908,679
Accident and health	125,546	120,653
Policy and contract claim reserves:
Life	15,509	19,491
Annuity	437	551
Accident and health	11,356	15,562
Liability for deposit-type contracts	61,391	64,049
Other policyholders’ funds	968	870
Federal income taxes payable	37,507	6,385
Transfers from separate accounts due or accrued	(109,165)	(59,547)
Amounts withheld or retained	14,876	6,531
Remittances and items not allocated	197,241	167,965
Borrowed money	67,407	—
Asset valuation reserve	118,108	101,956
Interest maintenance reserve	102,036	80,537
Funds held under coinsurance and other reinsurance treaties	201	241
Reinsurance in unauthorized companies	518	806
Commissions and expense allowances payable on reinsurance assumed	12,497	15,029
Payable for securities	2	20,491
Payable to parent, subsidiaries and affiliates	—	22,062
Derivatives	12,704	4,714
Payable for securities lending	258,143	476,053
Taxes, licenses and fees due or accrued	33,603	34,882
Payable for derivative cash collateral	20,334	87,708
Deferred gain on assumption of reinsurance transaction	17,984	20,408
Other liabilities	6,043	6,367
Separate account liabilities	17,590,139	15,878,363

Total liabilities	26,122,719	24,786,304
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Aggregate write-ins for other than special surplus funds	—	27,930
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,460
Special surplus	6,660	4,796
Unassigned deficit	(172,605)	(342,545)

Total capital and surplus	836,015	692,141

Total liabilities and capital and surplus	$26,958,734	$25,478,445

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$127,077	$(378,419)	$394,883
Annuity	4,733,483	4,738,804	4,664,761
Accident and health	79,788	66,085	85,634
Net investment income	427,128	463,530	506,127
Amortization of interest maintenance reserve	17,065	16,416	10,260
Commissions and expense allowances on reinsurance ceded	58,516	(52,546)	60,476
Income from fees associated with investment management, administration and contract guarantees for separate accounts	125,160	114,076	92,604
Consideration on reinsurance transaction	—	75,821	—
Assumption reinsurance gain	—	—	53,413
Income from fees associated with investment management and administration for general account	22,885	35,591	11,120
IMR adjustment due to reinsurance	—	13,086	—
Other income	28,867	24,308	26,579

	5,619,969	5,116,752	5,905,857
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	82,522	145,511	306,149
Annuity benefits	121,593	105,868	99,443
Surrender benefits	4,039,973	3,671,197	3,045,837
Other benefits	5,689	8,152	10,637
Increase (decrease) in aggregate reserves for policies and contracts:
Life	56,740	(379,626)	136,548
Annuity	(243,529)	193,394	(289,567)
Accident and health	4,893	1,742	8,224

	4,067,881	3,746,238	3,317,271
Insurance expenses:
Commissions	161,079	152,964	144,196
General insurance expenses	120,202	143,542	123,475
Taxes, licenses and fees	10,206	18,065	15,895
Net transfers to separate accounts	942,930	1,143,898	2,092,506
Experience refunds	476	85,372	12,074
Interest on surplus notes	9,375	9,375	9,375
Consideration on reinsurance recaptured and novated	12,732	—	—
Other benefits	(5,002)	(3,715)	(3,354)

	1,251,998	1,549,501	2,394,167

Total benefits and expenses	5,319,879	5,295,739	5,711,438

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	300,090	(178,987)	194,419
Federal income tax expense	$110,930	$44,789	$58,571

Gain (loss) from operations before net realized capital gains (losses) on investments	189,160	(223,776)	135,848
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to interest maintenance reserve)	8,817	(43,004)	(65,499)

Net income (loss)	$197,977	$(266,780)	$70,349

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus — Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at January 1, 2010	$2,058	$442	$27,585	$150,000	$849,460	$3,753	$(121,672)	$911,626
Cumulative effect of change in accounting principles	—	—	—	—	—	—	601	601
Net income	—	—	—	—	—	828	69,521	70,349
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	4,775	4,775
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(2)	(2)
Change in nonadmitted assets	—	—	—	—	—	—	6,559	6,559
Change in asset valuation reserve	—	—	—	—	—	—	(21,129)	(21,129)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	2,311	2,311
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	(3,001)	(3,001)
Surplus contributed to separate account	—	—	—	—	—	—	(547)	(547)
Other changes in surplus in separate account statement	—	—	—	—	—	—	610	610
Change in net deferred income tax asset	—	—	—	—	—	—	24,065	24,065
Change in surplus as result of reinsurance	—	—	—	—	—	—	(995)	(995)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	3,891	—	—	—	—	3,891
Change in deferred premium due to valuation adjustment	—	—	—	—	—	—	(4,446)	(4,446)
Dividends to stockholders	—	—	—	—	—	—	(200,000)	(200,000)

Balance at December 31, 2010	2,058	442	31,476	150,000	849,460	4,581	(243,350)	794,667
Net income (loss)	—	—	—	—	—	215	(266,995)	(266,780)
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	48,801	48,801
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(793)	(793)
Change in nonadmitted assets	—	—	—	—	—	—	19,988	19,988
Change in asset valuation reserve	—	—	—	—	—	—	1,914	1,914
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	601	601
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	520	520
Surplus withdrawn from separate account	—	—	—	—	—	—	965	965
Other changes in surplus in separate account statement	—	—	—	—	—	—	(860)	(860)
Change in net deferred income tax asset	—	—	—	—	—	—	(7,754)	(7,754)
Change in surplus as result of reinsurance	—	—	—	—	—	—	400,760	400,760
Change in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	(3,546)	—	—	—	—	(3,546)
Correction of error-asset valuation reserve	—	—	—	—	—	—	6,248	6,248
Correction of error-TLIC novation of group annuity policies	—	—	—	—	—	—	(2,590)	(2,590)
Dividends to stockholders	—	—	—	—	—	—	(300,000)	(300,000)

Balance at December 31, 2011	$2,058	$442	$27,930	$150,000	$849,460	$4,796	$(342,545)	$692,141

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus — Statutory Basis — (Continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at December 31, 2011	$2,058	$442	$27,930	$150,000	$849,460	$4,796	$(342,545)	$692,141
Net income	—	—	—	—	—	1,864	196,113	197,977
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	(47,417)	(47,417)
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	771	771
Change in nonadmitted assets	—	—	—	—	—	—	4,232	4,232
Change in asset valuation reserve	—	—	—	—	—	—	(16,152)	(16,152)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	288	288
Surplus withdrawn from separate account	—	—	—	—	—	—	(152)	(152)
Other changes in surplus in separate account statement	—	—	—	—	—	—	(55)	(55)
Change in net deferred income tax asset	—	—	—	—	—	—	(12,128)	(12,128)
Change in surplus as result of reinsurance	—	—	—	—	—	—	36,456	36,456
Correction of error-GMWB reserve	—	—	—	—	—	—	(19,946)	(19,946)
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	—	(27,930)	—	—	—	27,930	—

Balance at December 31, 2012	$2,058	$442	$—	$150,000	$849,460	$6,660	$(172,605)	$836,015

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Operating activities
Premiums collected, net of reinsurance	$4,939,853	$4,483,991	$5,148,268
Net investment income	440,693	481,777	521,507
Miscellaneous income	273,207	592,123	170,094
Benefit and loss related payments	(4,271,352)	(4,032,966)	(3,490,532)
Net transfers to separate accounts	(992,548)	(1,246,079)	(2,050,540)
Commissions, expenses paid and aggregate write-ins for deductions	(368,756)	(337,782)	(259,124)
Federal and foreign income taxes paid	(98,109)	(20,425)	(110,673)

Net cash used in operating activities	(77,012)	(79,361)	(71,000)
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,068,919	1,767,840	3,047,327
Preferred stock	1,291	—	1,700
Common stock	514	2,041	2,909
Mortgage loans	159,142	199,996	187,431
Other invested assets	16,285	23,669	17,733
Securities lending reinvested collateral assets	217,909	798	—
Miscellaneous proceeds	10,801	23,856	971

Total investment proceeds	2,474,861	2,018,200	3,258,071
Costs of investments acquired:
Bonds	(1,629,354)	(1,486,259)	(3,120,465)
Preferred stock	(521)	(618)	—
Common stock	(3,892)	(1,694)	(2,535)
Mortgage loans	(80,113)	(55,689)	(46)
Other invested assets	(14,161)	(12,955)	(11,074)
Securities lending reinvested collateral assets	—	—	(476,851)
Miscellaneous applications	(12,500)	(32,729)	(103,341)

Total cost of investments acquired	(1,740,541)	(1,589,944)	(3,714,312)
Net (increase) decrease in policy loans	(4,183)	6,530	(2,794)

Net cost of investments acquired	(1,744,724)	(1,583,414)	(3,717,106)

Net cash provided by (used in) investing activities	730,137	434,786	(459,035)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	$823	$(65,804)	$(42,174)
Borrowed funds	67,189	—	—
Dividends to stockholders	—	(300,000)	(200,000)
Funds withheld under reinsurance treaties with unauthorized reinsurers	(226)	288	(83)
Receivable from parent, subsidiaries and affiliates	(65,789)	(1,496)	49,192
Payable to parent, subsidiaries and affiliates	(22,062)	(1,967)	(2,451)
Payable for securities lending	(217,909)	(798)	476,851
Other cash (applied) provided	(5,828)	54,106	171,697

Net cash (used in) provided by financing and miscellaneous activities	(243,802)	(315,671)	453,032

Net increase (decrease) in cash, cash equivalents and short-term investments	409,323	39,754	(77,003)
Cash, cash equivalents and short-term investments:
Beginning of year	178,103	138,349	215,352

End of year	$587,426	$178,103	$138,349

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Aegon USA, LLC. (Aegon) and minority owned by Transamerica Life Insurance Company (TLIC). Both Aegon and TLIC are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2012 and 2011, the Company excluded investment income due and accrued of $568 and $248, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $4,163,452, $4,218,991 and $4,117,105, in 2012, 2011 and 2010, respectively. In addition, the Company received $125,160, $114,076 and $92,604, in 2012, 2011 and 2010, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

During 2011, the Company implemented a new actuarial valuation system, ARCVAL. This system allows for a more accurate calculation of continuous reserves and the use of select factors in calculating deficiency reserves. As a result of implementing the new system, the Company recorded a decrease in deficiency and non-deduction reserves of $520, which had a corresponding adjustment to unassigned surplus.

During 2010, the Company reported an increase in reserves on account of changes in valuation bases of $3,001. One of the Company’s operating divisions converted from a spreadsheet-based balance rollforward method of valuation of single premium group annuity (SPGA) products to a seriatim valuation using a software package capable of making these calculations. This change in valuation process resulted in an increase in reserves of $1,144. The remaining $1,857 increase in reserves corresponds to continued enhancements to existing valuation platforms as well as ongoing efforts to convert from client based reserves to in-house seriatim calculations using the Prophet valuation system in another of the Company’s operating divisions. Related to this change was a corresponding decrease in the deferred premium asset of $4,446. The changes in reserves and deferred premium asset have been charged directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2012
2012	$—	$50,385	$24,865	$25,520
2011 and prior	36,644	(8,194)	20,127	8,323

	36,644	$42,191	$44,992	33,843

Active life reserve	99,571			103,059

Total accident and health reserves	$136,215			$136,902

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2011
2011	$—	$48,561	$22,786	$25,775
2010 and prior	45,420	(15,249)	19,302	10,869

	45,420	$33,312	$42,088	36,644

Active life reserve	98,202			99,571

Total accident and health reserves	$143,622			$136,215

The Company’s unpaid claims reserve was decreased by $8,194 and $15,249 for the years ended December 31, 2012 and 2011, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2012 and 2011 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2012 and 2011 was $714 and $821, respectively. The Company incurred $473 and paid $580 of claim adjustment expenses during 2012, of which $264 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $864 and paid $823 of claim adjustment expenses during 2011, of which $343 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2012 or 2011.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

During 2011, the Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement, the intent of the novation and release appears to be consistent with the application for direct cedents application of the standard. Therefore, the Company reported the novation and release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

Recent Accounting Pronouncements

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging — Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $27,930 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the years ended December 31, 2011 and 2010, the Company adopted SSAP No. 10R, Income Taxes — Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011 and 2010. This change in accounting principle increased surplus by a net amount of $27,930 and $31,476, respectively, at December 31, 2011 and 2010, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets — Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position and did not require any additional disclosures.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100 to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires, for annual statutory financial statements only, a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments — Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

1.  Organization and Summary of Significant Accounting Policies — (Continued)

required additional disclosures. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be preformed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The amendments resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $37,735, an increase to liabilities of $37,134 and a net increase to surplus of $601.

Effective January 1, 2013, the Company will adopt SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards will not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company will adopt SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP no. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The impact of the adoption of this standard is expected to be immaterial to the Company.

Effective January 1, 2013, the Company will adopt non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables — A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision is not expected to impact the financial position or results of operations of the Company.

Effective December 31, 2013, the Company will adopt revisions to SSAP No. 35R, Guaranty Fund and Other Assessments — Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision is not expected to impact the financial position or results of operations of the Company as revisions relate to disclosures only.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

During 2012, the Company determined that the model used for a particular guaranteed minimum withdrawal benefit product was not appropriately calculating the correct policyholder benefit guarantee values which are used when determining benefit reserves. The correction of this error resulted in an increase in the reserves associated with this product in the amount of $19,946 as of December 31, 2011, and is presented as a separate charge in capital and surplus within the statement of changes in capital and surplus.

The Company incorrectly calculated the mortgages component of the AVR as of December 31, 2010. The maximum Mortgage Experience Adjustment Factor (MEAF) was used in the calculation when lower factors should have been used. As a result, the AVR balance was overstated by $6,248. This was corrected in 2011, and the Company reflected the surplus impact of the correction as a separate change in unassigned surplus within the statement of changes in capital and surplus.

During 2011, the Company determined that too many contracts were novated to TLIC, an affiliated company, in a reinsurance transaction that was effective January 1, 2010. Correcting this error resulted in a reduction in the initial gain recognized on the novation of $7,765, partially offset by an adjustment to the statement of operations for retention of the policies that should have been retained by the Company of $5,175. The net amount of $2,590 is reflected as a separate change in unassigned surplus within the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets

	b)	Quoted prices for identical or similar assets or liabilities in non-active markets

	c)	Inputs other than quoted market prices that are observable

	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheets.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2012 and 2011, respectively:

	December 31 2012
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$528,981	$528,981	$—	$528,981	$—	$—
Short-term notes receivable from affiliates	54,700	54,700	—	54,700	—	—
Bonds	8,191,209	7,413,206	726,198	7,397,594	67,417	—
Preferred stocks, other than affiliates	2,241	1,573	—	2,241	—	—
Common stocks, other than affiliates	5,113	5,113	3,111	—	2,002	—
Mortgage loans on real estate	581,335	544,544	—	—	581,335	—
Other invested assets	20,653	19,088	—	20,653	—	—
Interest rate swaps	39,746	39,331	—	39,746	—	—
Currency swaps	142	—	—	142	—	—
Credit default swaps	3,083	1,399	—	3,083	—	—
Foreign currency forward	883	883	—	883	—	—
Policy loans	60,041	60,041	—	60,041	—	—
Securities lending reinvested collateral	257,972	258,143	—	257,972	—	—
Receivable from parent, subsidiaries and affiliates	87,032	87,032	—	87,032	—	—
Separate account assets	17,781,262	17,590,145	7,982,621	9,726,976	71,665	—

Liabilities
Investment contract liabilities	5,989,132	5,953,575	—	3,481,554	2,507,578	—
Interest rate swaps	7,024	5,575	—	7,024	—	—
Currency swaps	—	153	—	—	—	—
Credit default swaps	2,946	5,743	—	2,946	—	—
Foreign currency forward	1,233	1,233	—	1,233	—	—
Separate account annuity liabilities	17,231,486	17,204,274	—	9,936,870	7,294,616	—
Surplus notes	167,085	150,000	—	—	167,085	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

	December 31 2011
	Carrying Amount	Estimated Fair Value
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$142,223	$142,223
Bonds	7,790,711	8,348,251
Preferred stocks, other than affiliates	2,228	2,328
Common stocks, other than affiliates	4,191	4,191
Mortgage loans on real estate	625,301	667,472
Other invested assets	14,744	15,145
Interest rate swaps	121,627	121,627
Currency swaps	100	876
Credit default swaps	972	574
Foreign currency forward	1,112	1,112
Policy loans	55,858	55,858
Securities lending reinvested collateral	476,053	475,551
Receivable from parent, subsidiaries and affiliates	21,243	21,243
Separate account assets	15,878,424	15,724,263

Liabilities
Investment contract liabilities	6,196,281	6,145,948
Interest rate swaps	1,705	2,755
Currency swaps	1,059	—
Credit default swaps	1,849	2,611
Foreign currency forward	100	100
Payable to parent, subsidiaries and affiliates	22,062	22,062
Separate account annuity liabilities	15,271,223	15,413,213
Surplus notes	150,000	147,380

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2012 and 2011:

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$6,412	$11,390	$17,802

Total bonds	—	6,412	11,390	17,802
Common stock
Industrial and miscellaneous	3,111	—	2,002	5,113

Total common stock	3,111	—	2,002	5,113
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	446,681	—	446,681
Money market mutual fund	—	82,102	—	82,102
Intercompany notes	—	54,700	—	54,700
Sweep account	—	196	—	196

Total short-term	—	583,680	—	583,680
Derivative assets	—	34,734	—	34,734

Separate account assets	7,982,621	2,388,209	—	10,370,830

Total assets at fair value	$7,985,732	$3,013,035	$13,392	$11,012,159

Liabilities:
Derivative liabilities	$—	$350	$—	$350

Total liabilities at fair value	$—	$350	$—	$350

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$10,905	$10,978	$21,883

Total bonds	—	10,905	10,978	21,883
Common stock
Industrial and miscellaneous	695	—	3,496	4,191

Total common stock	695	—	3,496	4,191
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	73,992	—	73,992
Money market mutual fund	—	68,230	—	68,230

Total short-term	—	142,223	—	142,223
Derivative assets	—	121,934	—	121,934

Separate account assets	6,314,601	2,668,010	—	8,982,611

Total assets at fair value	$6,315,296	$2,943,072	$14,474	$9,272,842

Liabilities:
Derivative liabilities	$—	$75	$—	$75

Total liabilities at fair value	$—	$75	$—	$75

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize inputs that are not market observable.

Common stock in Level 3 is comprised primarily of warrants valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third party pricing services or are valued and classified in the same way as general account assets (described above).

During 2012 and 2011, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2012 and 2011:

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$1,076	$1,237	$605	$(1,599)	$979
Other	9,902	—	—	337	2,165
Common stock	3,496	—	—	—	(1,494)

Total	$14,474	$1,237	$605	$(1,262)	$1,650

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2012
Bonds
RMBS	$—	$—	$—	$365	$723
Other	—	—	—	1,737	10,667
Common stock	—	—	—	—	2,002

Total	$—	$—	$—	$2,102	$13,392

	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$3,641	$17	$165	$(444)	$(1,339)
Other	12,225	—	—	(591)	526
Common stock	4,131	—	63	—	(572)

Total	$19,997	$17	$228	$(1,035)	$(1,385)

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

4. Fair Values of Financial Instruments — (Continued)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2011
Bonds
RMBS	$—	$—	$—	$634	$1,076
Other	—	—	—	2,258	9,902
Common stock	—	—	—	—	3,496

Total	$—	$—	$—	$2,892	$14,474

(a)	Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations

(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributable to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being internally modeled, thus causing the transfer into Level 3 during 2012. In addition, transfers in for bonds were a result of securities being carried at amortized cost at December 31, 2010, subsequently changing to being carried at fair value during 2011.

Transfers out for bonds were the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012. In addition, transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011 and 2010, subsequently changing to being carried at amortized cost during 2012 and 2011, respectively.

Transfers out for common stock were attributed to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$612,515	$101,850	$—	$1	$714,364
State, municipal and other government	168,249	20,558	8,472	—	180,335
Hybrid securities	92,265	7,277	10,909	—	88,633
Industrial and miscellaneous	5,005,463	583,125	1,170	3,833	5,583,585
Mortgage and other asset-backed securities	1,534,714	114,427	23,912	937	1,624,292

	7,413,206	827,237	44,463	4,771	8,191,209
Unaffiliated preferred stocks	1,573	1,049	381	—	2,241

	$7,414,779	$828,286	$44,844	$4,771	$8,193,450

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$476,452	$96,860	$—	$—	$573,312
State, municipal and other government	144,322	13,320	9,691	2,935	145,016
Hybrid securities	105,243	2,030	16,896	552	89,825
Industrial and miscellaneous	5,198,132	475,864	8,679	14,785	5,650,532
Mortgage and other asset-backed securities	1,866,562	76,197	51,384	1,809	1,889,566

	7,790,711	664,271	86,650	20,081	8,348,251
Unaffiliated preferred stocks	2,228	724	517	107	2,328

	$7,792,939	$664,995	$87,167	$20,188	$8,350,579

At December 31, 2012 and 2011, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 80 and 132 securities with a carrying amount of $266,840 and $536,070 and an unrealized loss of $44,844 and $87,167 with an average price of 83.2 and 83.7 (fair value/amortized cost). Of this portfolio, 48.05% and 67.39% were investment grade with associated unrealized losses of $20,046 and $47,520, respectively.

At December 31, 2012 and 2011, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 55 and 124 securities with a carrying amount of $234,770 and $500,725 and an unrealized loss of $4,771 and $20,188 with an average price of 98.0 and 96.0 (fair value/amortized cost). Of this portfolio, 76.98% and 85.67% were investment grade with associated unrealized losses of $3,649 and $13,131, respectively.

At December 31, 2012 and 2011, the Company did not hold any common stocks that had been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2012, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 3 securities with a cost of $3,145 and unrealized loss of $33 with an average price of 99.0 (fair value/cost). At December 31, 2011, the Company did not hold any common stocks that had been in a continuous loss position for less than twelve months.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2012 and 2011 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2012
Unaffiliated bonds:
United States government and agencies	$—	$1,863	$1,863
State, municipal and other government	36,512	—	36,512
Hybrid securities	22,250	—	22,250
Industrial and miscellaneous	17,474	172,884	190,358
Mortgage and other asset-backed securities	145,029	55,252	200,281

	221,265	229,999	451,264
Unaffiliated preferred stocks	731	—	731
Unaffiliated common stocks	—	3,112	3,112

	$221,996	$233,111	$455,107

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011
Unaffiliated bonds:
State, municipal and other government	$20,627	$14,382	$35,009
Hybrid securities	28,538	37,007	65,545
Industrial and miscellaneous	91,134	344,263	435,397
Mortgage and other asset-backed securities	308,010	84,397	392,407

	448,309	480,049	928,358
Unaffiliated preferred stocks	594	488	1,082

	$448,903	$480,537	$929,440

The carrying amount and estimated fair value of bonds at December 31, 2012, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$234,640	$240,499
Due after one year through five years	2,244,853	2,448,799
Due after five years through ten years	2,135,732	2,361,728
Due after ten years	1,263,267	1,515,891

	5,878,492	6,566,917
Mortgage and other asset-backed securities	1,534,714	1,624,292

	$7,413,206	$8,191,209

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

Subprime Mortgages

At December 31, 2012, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $74,656 and a carrying value of $84,691, resulting in a gross unrealized loss of $10,035. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in ABS subprime mortgages continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2012.

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2012, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $40,998 and a carrying value of $47,369, resulting in a gross unrealized loss of $6,371. RMBS are securitizations of underlying pools of residential mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes prime jumbo pass-throughs and collateralized mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

All RMBS securities of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2012.

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the year ended December 31, 2012. The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2011
OTTI recognized 1st quarter:
Intent to sell	$1,800	$3	$—	$1,797

Total 1st quarter OTTI on loan-backed securities	1,800	3	—	1,797

Aggregate total	$1,800	$3	$—	$1,797

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2010
OTTI recognized 2nd quarter:
Intent to sell	$23,536	$890	$—	$22,646

Total 2nd quarter OTTI on loan-backed securities	23,536	890	—	22,646

Aggregate total	$23,536	$890	$—	$22,646

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$9,907	$123	$9,784	$5,625
2nd quarter present value of cash flows expected to be less than the amortized cost basis	31,773	3,092	28,681	20,633
3rd quarter present value of cash flows expected to be less than the amortized cost basis	17,199	1,222	15,977	10,640
4th quarter present value of cash flows expected to be less than the amortized cost basis	22,099	921	21,178	15,312

Aggregate total	$80,978	$5,358	$75,620	$52,210

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$36,356	$988	$35,368	$23,938
2nd quarter present value of cash flows expected to be less than the amortized cost basis	32,000	3,301	28,699	16,513
3rd quarter present value of cash flows expected to be less than the amortized cost basis	44,931	807	44,124	28,144
4th quarter present value of cash flows expected to be less than the amortized cost basis	54,257	2,573	51,684	41,432

Aggregate total	$167,544	$7,669	$159,875	$110,027

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$74,985	$3,059	$71,926	$52,424
2nd quarter present value of cash flows expected to be less than the amortized cost basis	34,351	1,477	32,874	23,893
3rd quarter present value of cash flows expected to be less than the amortized cost basis	64,601	3,573	61,028	45,518
4th quarter present value of cash flows expected to be less than the amortized cost basis	85,652	2,191	83,461	66,159

Aggregate total	$259,589	$10,300	$249,289	$187,994

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

The following loan-backed and structured securities were held at December 31, 2012, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
225470FJ7	$338	$327	$11	$327	$331	1Q 2012
65536PAA8	268	263	5	263	124	1Q 2012
75970JAJ5	8,528	8,426	102	8,426	4,715	1Q 2012
75970QAH3	773	768	5	768	455	1Q 2012
12667G5G4	239	233	6	233	234	2Q 2012
225470FJ7	317	308	9	308	288	2Q 2012
52522QAM4	13,542	13,354	188	13,354	11,363	2Q 2012
65536PAA8	261	244	17	244	118	2Q 2012
74925FAA1	2,115	2,104	11	2,104	2,091	2Q 2012
75970JAJ5	8,229	8,167	62	8,167	4,596	2Q 2012
75970QAH3	754	749	5	749	442	2Q 2012
81744FDQ7	1,353	1,322	31	1,322	206	2Q 2012
81744FFD4	604	500	104	500	123	2Q 2012
86358EZU3	3,065	1,522	1,543	1,522	530	2Q 2012
59020UJY2	1,294	177	1,117	177	642	2Q 2012
02148AAA4	5,995	5,939	56	5,939	5,020	3Q 2012
52108HV84	2,838	2,021	817	2,021	1,004	3Q 2012
65536PAA8	206	198	8	198	119	3Q 2012
759676AJ8	6,844	6,676	168	6,676	4,270	3Q 2012
81744FDQ7	1,317	1,143	174	1,143	228	3Q 2012
52108HV84	1,989	1,738	251	1,738	1,005	4Q 2012
52524YAA1	518	459	59	459	388	4Q 2012
759676AJ8	6,542	6,321	221	6,321	4,418	4Q 2012
75970JAJ5	7,774	7,627	147	7,627	5,765	4Q 2012
75970QAH3	720	714	6	714	552	4Q 2012
12669GUR0	4,555	4,320	235	4,320	3,183	4Q 2012
12668WAC1	9,808	9,574	234	9,574	5,194	1Q 2011
14984WAA8	15,118	14,891	227	14,891	12,105	1Q 2011
59020UJZ9	385	373	12	373	384	1Q 2011
75970JAJ5	9,513	9,315	198	9,315	6,044	1Q 2011
81379EAD4	668	436	232	436	38	1Q 2011
81744FFD4	865	779	86	779	174	1Q 2011
87613YAB7	1,800	1,797	3	1,797	1,797	1Q 2011
12668WAC1	9,434	9,236	198	9,236	4,616	2Q 2011
225470T94	133	131	2	131	115	2Q 2011
22942KCA6	2,119	1,881	238	1,881	1,604	2Q 2011
23332UDE1	4,819	2,860	1,959	2,860	2,546	2Q 2011
59020UJZ9	369	287	82	287	361	2Q 2011
65536PAA8	300	293	7	293	164	2Q 2011
75970JAJ5	9,160	9,063	97	9,063	5,662	2Q 2011
75970QAH3	866	836	30	836	528	2Q 2011
81379EAD4	435	353	82	353	24	2Q 2011
81744FFD4	775	617	158	617	150	2Q 2011

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
86358EZU3	$3,590	$3,140	$450	$3,140	$742	2Q 2011
12666UAC7	9,303	9,279	24	9,279	5,802	3Q 2011
12668WAC1	9,096	9,052	44	9,052	4,101	3Q 2011
14984WAA8	13,878	13,513	365	13,513	10,586	3Q 2011
225470FJ7	392	386	6	386	338	3Q 2011
225470U27	108	107	1	107	84	3Q 2011
23332UDE1	—	—	—	—	—	3Q 2011
65536PAA8	286	279	7	279	137	3Q 2011
75970JAJ5	8,896	8,775	121	8,775	5,019	3Q 2011
75970QAH3	819	810	9	810	470	3Q 2011
81379EAD4	352	139	213	139	7	3Q 2011
92922FZ27	1,800	1,785	15	1,785	1,600	3Q 2011
12667G5G4	7,015	6,850	165	6,850	6,306	4Q 2011
12668WAC1	8,912	8,717	195	8,717	3,860	4Q 2011
225470FJ7	376	350	26	350	328	4Q 2011
225470YD9	12,026	11,178	848	11,178	10,865	4Q 2011
23332UDE1	—	—	—	—	—	4Q 2011
52522QAM4	15,404	14,412	992	14,412	11,438	4Q 2011
65536PAA8	274	271	3	271	112	4Q 2011
74925FAA1	3,111	2,991	120	2,991	2,898	4Q 2011
75970QAH3	794	789	5	789	451	4Q 2011
761118AH1	4,820	4,752	68	4,752	4,480	4Q 2011
81379EAD4	137	7	130	7	5	4Q 2011
81744FDQ7	1,389	1,367	22	1,367	691	4Q 2011
02148AAA4	8,643	8,555	88	8,555	5,599	1Q 2010
02148YAJ3	508	497	11	497	416	1Q 2010
12667G5G4	9,559	9,488	71	9,488	8,205	1Q 2010
225470FJ7	525	515	10	515	430	1Q 2010
225470YD9	16,556	16,325	231	16,325	10,165	1Q 2010
22942KCA6	2,809	2,777	32	2,777	2,060	1Q 2010
23332UDE1	6,778	6,445	333	6,445	3,152	1Q 2010
52524YAA1	8,493	8,488	5	8,488	6,681	1Q 2010
59020UJZ9	799	427	372	427	291	1Q 2010
74925FAA1	3,669	3,504	165	3,504	3,250	1Q 2010
76110VTR9	8,815	8,751	64	8,751	8,613	1Q 2010
81379EAD4	993	741	252	741	11	1Q 2010
81744FFD4	1,211	1,141	70	1,141	191	1Q 2010
86358EZU3	4,896	3,556	1,340	3,556	2,878	1Q 2010
02148AAA4	8,244	7,893	351	7,893	5,690	2Q 2010
02148YAJ3	487	476	11	476	401	2Q 2010
05948KL31	563	540	23	540	347	2Q 2010
225470FJ7	495	470	25	470	443	2Q 2010
225470U27	138	125	13	125	102	2Q 2010
22942KCA6	2,670	2,650	20	2,650	1,891	2Q 2010
52522QAM4	20,295	19,416	879	19,416	13,840	2Q 2010
65536PAA8	777	730	47	730	666	2Q 2010

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
61750WAU7	$2,996	$2,610	$386	$2,610	$2,610	2Q 2010
02148AAA4	7,549	7,079	470	7,079	5,933	3Q 2010
02148YAJ3	467	466	1	466	346	3Q 2010
12667G5G4	9,806	9,750	56	9,750	9,287	3Q 2010
225470T94	155	152	3	152	119	3Q 2010
225470YD9	15,369	14,600	769	14,600	10,689	3Q 2010
22942KCA6	2,548	2,518	30	2,518	1,967	3Q 2010
23332UDE1	6,109	5,508	601	5,508	2,847	3Q 2010
59020UJZ9	420	417	3	417	361	3Q 2010
65536PAA8	429	396	33	396	372	3Q 2010
75970JAJ5	10,896	9,867	1,029	9,867	5,466	3Q 2010
75970QAH3	1,000	910	90	910	540	3Q 2010
761118AH1	6,057	5,891	166	5,891	4,963	3Q 2010
81744FFD4	1,134	920	214	920	156	3Q 2010
92922FZ27	2,122	2,098	24	2,098	1,931	3Q 2010
02148YAJ3	457	448	9	448	353	4Q 2010
12640PAA3	334	299	35	299	324	4Q 2010
12667G5G4	7,849	7,752	97	7,752	7,586	4Q 2010
14984WAA8	15,885	15,461	424	15,461	12,225	4Q 2010
225470U27	119	117	2	117	98	4Q 2010
225470YD9	13,946	13,870	76	13,870	10,249	4Q 2010
22942KCA6	2,418	2,256	162	2,256	1,837	4Q 2010
23332UDE1	5,327	5,125	202	5,125	2,812	4Q 2010
52522QAM4	17,766	17,596	170	17,596	13,550	4Q 2010
52524YAA1	5,957	5,692	265	5,692	5,610	4Q 2010
59020UJZ9	413	389	24	389	375	4Q 2010
74925FAA1	3,746	3,597	149	3,597	3,560	4Q 2010
759676AJ8	7,764	7,304	460	7,304	5,514	4Q 2010
81379EAD4	737	668	69	668	39	4Q 2010
81744FFD4	917	870	47	870	171	4Q 2010
92922FZ27	2,017	2,017	—	2,017	1,854	4Q 2010
02148AAA4	9,601	9,359	242	9,359	4,668	3Q 2009
02148YAJ3	613	588	25	588	311	3Q 2009
225470FJ7	598	588	10	588	339	3Q 2009
225470T94	21	13	8	13	99	3Q 2009
22942KCA6	3,391	3,129	262	3,129	1,751	3Q 2009
86358EZU3	14,602	7,151	7,451	7,151	4,183	3Q 2009
02148AAA4	3,706	3,581	125	3,581	1,997	3Q 2009
225470FJ7	588	567	21	567	379	3Q 2009
225470T94	199	194	5	194	111	3Q 2009
22942KCA6	1,581	1,507	74	1,507	895	3Q 2009
86358EZU3	7,151	5,743	1,408	5,743	2,085	3Q 2009
12667G5G4	11,215	10,958	257	10,958	9,524	4Q 2009
02148AAA4	8,965	8,897	68	8,897	5,470	4Q 2009
02148YAJ3	569	537	32	537	374	4Q 2009
225470FJ7	549	546	3	546	403	4Q 2009

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
52524YAA1	$9,419	$9,370	$49	$9,370	$6,533	4Q 2009
59020UJZ9	1,030	818	212	818	294	4Q 2009
76110VTR9	13,052	9,142	3,910	9,142	8,236	4Q 2009
81744FFD4	1,348	1,216	132	1,216	244	4Q 2009
81744FDQ7	1,862	1,497	365	1,497	208	4Q 2009
86358EZU3	5,690	5,474	216	5,474	265	4Q 2009
225470T94	176	153	23	153	122	4Q 2009
225470U27	182	147	35	147	104	4Q 2009

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2012 and 2011 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$33,297	$937
The aggregate related fair value of securities with unrealized losses	162,801	55,252

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2011
The aggregate amount of unrealized losses	$70,661	$2,854
The aggregate related fair value of securities with unrealized losses	329,459	84,808

Detail of net investment income is presented below:

	Year Ended December 31
	2012	2011	2010
Income:
Bonds	$372,298	$396,157	$412,132
Preferred stocks	130	148	235
Common stocks	1,693	1,302	20
Mortgage loans on real estate	39,468	44,625	55,846
Policy loans	4,038	4,034	3,962
Cash, cash equivalents and short-term investments	765	929	1,589
Derivatives	19,915	24,901	39,735
Other invested assets	639	2,548	4,722
Other	2,929	1,921	2,333

Gross investment income	441,875	476,565	520,574
Less investment expenses	14,747	13,035	14,447

Net investment income	$427,128	$463,530	$506,127

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2012	2011	2010
Proceeds	$1,913,219	$1,636,561	$2,882,307

Gross realized gains	$68,650	$44,316	$88,416
Gross realized losses	(9,531)	(6,781)	(15,490)

Net realized capital gains	$59,119	$37,535	$72,926

The Company had gross realized losses for the years ended December 31, 2012, 2011 and 2010 of $6,205, $10,422 and $14,212, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2012	2011	2010
Bonds	$52,800	$27,113	$58,442
Preferred stocks	115	—	273
Common stocks	91	(995)	876
Mortgage loans on real estate	(1,020)	290	(17,257)
Cash, cash equivalents and short-term investments	3	—	3
Derivatives	9,224	(32,729)	(39,271)
Other invested assets	3,939	3,074	262

	65,152	(3,247)	3,328
Federal income tax effect	(17,772)	(15,802)	(24,841)
Transfer to interest maintenance reserve	(38,563)	(23,955)	(43,986)

Net realized capital gains (losses) on investments	$8,817	$(43,004)	$(65,499)

At December 31, 2012 and 2011, the Company had recorded investment in restructured securities of $2,940 and $2,602, respectively. The capital gains (losses) taken as a direct result of restructures in 2012, 2011 and 2010 were $886, $(603) and $679, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses, were as follows:

	Change in Unrealized
	Year Ended December 31
	2012	2011	2010
Bonds	$12,303	$(7,611)	$(6,939)
Common stocks	(1,627)	(1,216)	2,772
Affiliated entities	(45)	(145)	666
Mortgage loans on real estate	—	—	7,111
Derivatives	(87,646)	81,675	4,305
Other invested assets	5,277	1,233	(930)

	(71,738)	73,936	6,985
Taxes on unrealized capital gains/losses	25,092	(25,928)	(2,212)

Change in unrealized capital gains (losses), net of tax	$(46,646)	$48,008	$4,773

During 2012, the Company issued mortgage loans with a maximum interest rate of 4.60% and a minimum interest rate of 3.21% for commercial loans. During 2011, the Company issued mortgage loans with interest rates of 4.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 70%. During 2012, the Company reduced the interest rate by 1% of one outstanding mortgage loan in the amount of $8,362. The Company did not reduce interest rates on any outstanding mortgages during 2011.

The Company did not have any impaired loans at December 31, 2012 or 2011. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2012 or 2011. The Company had no average recorded investment in impaired loans during 2012 or 2011.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2012	2011	2010
Balance at beginning of period	$—	$—	$7,111
Additions, net charged to operations	—	—	2,838
Recoveries in amounts previously charged off	—	—	(9,949)

Balance at end of period	$—	$—	$—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2012 or 2011. The Company recognized $679 of interest income on impaired loans for the year ended December 31, 2010. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2012 or 2011. The Company recognized $860 of interest income on a cash basis for the year ended December 31, 2010.

During 2012 and 2011, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2012 and 2011, the Company held a mortgage loan loss reserve in the AVR of $5,173 and $5,940, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2012	2011		2012	2011
South Atlantic	23%	20%	Retail	32%	23%
Mountain	21	20	Industrial	25	25
Pacific	16	24	Office	16	21
Middle Atlantic	16	17	Other	10	9
W. South Central	13	6	Agricultural	7	8
E. North Central	6	8	Apartment	5	9
E. South Central	3	3	Medical	5	5
W. North Central	1	1
New England	1	1

During 2012, 2011 and 2010, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2012, the Company had ownership interest in three LIHTC investments. The remaining years of unexpired tax credits ranged from four to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from five to fourteen years. The amount of contingent equity commitments expected to be paid during 2013 is $2,127. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2011, the Company had ownership interest in three LIHTC investments. The remaining years of unexpired tax credits ranged from five to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from six to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2012 to 2013 was $8,603. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $77,308, $(38,303) and $(91,398) for the years ended December 31, 2012, 2011 and 2010, respectively.

At December 31, 2012 and 2011, the Company had replicated assets with a fair value of $462,061 and $290,280, respectively, and credit default swaps with a fair value of $137 and $(2,037), respectively. The Company recognized capital losses in 2012 of $1,477, while in 2011 and 2010, the Company did not recognize any capital losses related to replication transactions.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2012, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
4300,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	$10,000	$141
4367,SWAP, USD 1 / (USD 0), :US534187AM15	9/20/2016	20,000	(357)
4496,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	11,000	245
4497,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	170

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
4498,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	$12,000	$210
4499,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	214
4528,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	170
4601,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	129
4602,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	129
4618,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	5,000	32
4672,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,500	(135)
4673,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	2,200	(22)
4674,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	3,200	1
4682,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	2,000	(16)
47120,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	20,000	65
4776,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(202)
4777,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(28)
4780,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	49
4783,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(859)
4785,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	10,000	(134)
4786,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	5,000	16
4803,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	25,000	50
4807,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	5,000	(67)
4810,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	10,000	20
4831,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	20,000	40
4845,SWAP, USD 1 / (USD 0), :912803DQ3	12/20/2017	25,000	(177)
4863,SWAP, USD 5 / (USD 0), :912803DJ9	12/20/2017	10,000	1,405
4865,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2017	10,000	(717)
4872,SWAP, USD 1 / (USD 0), :12622DAC8	12/20/2017	10,000	(97)
4876,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	(111)
4877,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	(24)

At December 31, 2012 and 2011, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $43,857 and $124,189, respectively.

At December 31, 2012 and 2011, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $11,206 and $5,466, respectively.

At December 31, 2012 and 2011, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2012	2011
Interest rate and currency swaps:
Receive fixed — pay fixed	$102,379	$115,279
Receive fixed — pay floating	1,111,262	1,096,000
Receive floating — pay fixed	—	8,151

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

5. Investments — (Continued)

Open futures contracts at December 31, 2012 and 2011, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012
Long	3	HANG SENG IDX FUT Jan 13	$437	$438
Short	(659)	S&P 500 FUTURE Mar 13	(233,040)	(233,961)
Long	25	DJ EURO STOXX 50 Mar 13	865	864
Short	(9)	S&P 500 E-MINI FUTURE Mar 13	(633)	(639)
Short	(350)	FTSE 100 IDX FUT Mar 13	(33,455)	(33,482)
Short	(540)	NASDAQ 100 E-MINI Mar 13	(28,786)	(28,676)
Short	(50)	NIKKEI 225 (OSE) Mar 13	(5,563)	(6,035)

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2011
Short	(1,208)	S&P 500 FUTURE Mar 12	$(373,409)	$(378,285)
Long	7	DJ EURO STOXX 50 Mar 12	207	209
Short	(690)	FTSE 100 IDX FUT Mar 12	(58,550)	(59,772)
Short	(1,270)	NASDAQ 100 E-MINI Mar 12	(57,731)	(57,772)
Short	(80)	NIKKEI 225 (OSE) Mar 12	(8,924)	(8,782)

For the years ended December 31, 2012, 2011 and 2010, the Company recorded unrealized gains of $34,383, $121,858 and $39,628, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2012, 2011 or 2010 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2012 and 2011, investments with an aggregate carrying amount of $3,292 and $3,315, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

6. Reinsurance — (Continued)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2012	2011	2010
Direct premiums	$4,960,351	$4,950,537	$4,894,908
Reinsurance assumed — affiliates	81	104	101
Reinsurance assumed — non affiliates	633,476	621,553	660,888
Reinsurance ceded — affiliates	(278,372)	(359,404)	(322,295)
Reinsurance ceded — non affiliates	(375,188)	(786,320)	(88,324)

Net premiums earned	$4,940,348	$4,426,470	$5,145,278

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2012 and 2011 of $1,718,959 and $1,539,578, respectively.

The Company received reinsurance recoveries in the amounts of $492,249, $325,524 and $268,725 during 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $159,544 and $160,350, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2012 and 2011 of $2,201,388 and $2,078,316, respectively.

The Company would experience no reduction in surplus at December 31, 2012 or 2011 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2012 or 2011.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration paid was $9,487, life and claim reserves recaptured were $12,438 and other assets recaptured were $391, resulting in a pre-tax loss of $21,534 which was included in the statement of operations.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $27,425, life and claim reserves recaptured were $97,403, other assets recaptured were $7,410 and the unamortized gain related to these blocks was released into income from surplus of $9,990, ($6,556 after tax), resulting in a pre-tax loss of $107,428, which was included in the statement of operations.

Subsequent to the recaptures that took place during 2012, the Company reinsured to a non-affiliate certain treaties associated with the business that was previously ceded to an affiliate, for which a reinsurance premium and ceding commission were received in the amount of $843 and $6,904, respectively, and life and claim reserves transferred were $7,971, resulting in a pre-tax gain of $15,718 ($10,217 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Subsequent to the recaptures that took place during 2012, the Company reinsured to an affiliate certain treaties associated with the business that was previously ceded to a non-affiliate, for which a reinsurance premium was paid in the amount of $13,711, ceding commission was received in the amount of $18,696, life and claim reserves transferred were $78,778 and other assets were transferred in the amount of $3,549, resulting in a pre-tax gain of $80,214 ($52,139 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Also subsequent to certain 2012 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration received was $24,179, life and claim reserves released were $23,092 and other assets were transferred associated with the business of $4,251, resulting in a pre-tax gain of $43,020, which was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

6. Reinsurance — (Continued)

During 2012, amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $29,383 ($19,344 after tax).

On April 26, 2011, Aegon N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $474,720 which was included in the statement of operations, and a net of tax gain of $400,760 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings related to these transactions. Additional information surrounding these transactions is outlined below.

Effective August 9, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $55,356, recaptured reserves of $293,975, recaptured other assets of $8,586 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,297, resulting in a pre-tax loss of $227,736 which has been included in the statement of operations. Prior to this transaction, the Company amortized $498, net of tax, of the deferred gain related to the initial transaction into earnings with a corresponding charge directly to unassigned surplus in 2011 and $995 on a net of tax basis into earnings in 2010.

Subsequently, effective August 9, 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a net reinsurance premium of $549,682, received an initial ceding commission of $219,000, transferred other assets in the amount of $12,548 and released net reserves of $790,263. The Company paid an experience refund in the amount of $84,770 to an affiliate and released IMR associated with certain business in the amount of $13,086. These transactions resulted in a net of tax gain of $248,557, which has been credited directly to unassigned surplus. During 2011, the Company amortized $7,712, net of tax, of the deferred gain into earnings with a corresponding charge directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to a non-affiliate. The Company paid recapture consideration of $9,840, recaptured reserves of $402,503, recaptured other net assets of $10,226 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $230,033, resulting in a pre-tax loss of $172,084, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to an affiliate and as a result received cash, transferred other net assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $262,245, which has been credited directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $30,305, recaptured reserves of $123,935 and recaptured other assets of $17,964, resulting in a pre-tax loss of $75,666, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to a non-affiliate and as a result paid cash, transferred other assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $49,183, which has been credited directly to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divestiture of the Transamerica Reinsurance operations from several Aegon N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divestiture of the Transamerica Reinsurance

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

6. Reinsurance — (Continued)

operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $87,665, where the counterparty’s net reserves ceded exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

During 2010 the Company entered into assumption reinsurance agreements and a recapture agreement. As a result the Company recognized pre-tax earnings of $49,551, which includes the 2010 amortization of the deferred gain through the balance sheet of $1,414. Additional information surrounding these transactions is outlined below.

During 2010, the Company entered into assumption reinsurance agreements in which the Company assumed policies from an affiliate. The Company assumed net reserves of $71,040 and other net assets of $83,170 and received net consideration of $12,118. This transaction resulted in a net pre-tax gain to the Company of $24,248, which has been reclassified to the balance sheet and presented as a deferred gain, as this transaction was deemed economic. The deferred gain will be amortized into general insurance expenses over the period in which the Company benefits economically, not to exceed 10 years. Amortization of the deferred gain during 2011 and 2010 was $2,425 and $1,414, respectively.

During 2010, the Company entered into assumption reinsurance agreements in which the Company ceded term life policies to an affiliate. Reserves of $64,848, and other assets in the amount of $5,538 were ceded by the Company, with consideration paid of $5,897. These transactions resulted in a net pre-tax gain to the Company of $53,413, which has been reflected in the statement of operations, as this was deemed an economic transaction.

Effective January 1, 2010, the Company entered into a recapture agreement in which the Company recaptured term life policies from an affiliate. The Company recaptured life and claim reserves of $6,051 and $80, respectively, and received consideration of $855. This transaction resulted in a net pre-tax loss to the Company of $5,276, which has been reflected in the statement of operations.

During 2011 and 2010, the Company amortized deferred gains from reinsurance transactions occurring prior to 2010 of $1,991 and $995, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus. The Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2010 into earnings during 2012.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2010. The goodwill was fully amortized at the end of 2010. The Company recorded $339 and $420 of goodwill at December 31, 2012 and 2011, respectively.

7. Income Taxes

The net deferred income tax asset at December 31, 2012 and 2011 and the change from the prior year are comprised of the following components:

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$113,219	$22,618	$135,837
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	113,219	22,618	135,837
Deferred Tax Assets Nonadmitted	11,932	—	11,932

Subtotal (Net Deferred Tax Assets)	101,287	22,618	123,905
Deferred Tax Liabilities	45,060	9,824	54,884

Net Admitted Deferred Tax Assets	$56,227	$12,794	$69,021

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

7. Income Taxes — (Continued)

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$93,032	$26,758	$119,790
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	93,032	26,758	119,790
Deferred Tax Assets Nonadmitted	17,395	—	17,395

Subtotal (Net Deferred Tax Assets)	75,637	26,758	102,395
Deferred Tax Liabilities	43,904	7,897	51,801

Net Admitted Deferred Tax Assets	$31,733	$18,861	$50,594

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$20,187	$(4,140)	$16,047
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	20,187	(4,140)	16,047
Deferred Tax Assets Nonadmitted	(5,463)	—	(5,463)

Subtotal (Net Deferred Tax Assets)	25,650	(4,140)	21,510
Deferred Tax Liabilities	1,156	1,927	3,083

Net Admitted Deferred Tax Assets	$24,494	$(6,067)	$18,427

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2012	2011	Change
Deferred Tax Assets:
Ordinary:
Discounting of unpaid losses	$239	$313	$(74)
Policyholder reserves	79,398	50,688	28,710
Investments	—	4,842	(4,842)
Deferred acquisition costs	18,294	20,940	(2,646)
Receivables — nonadmitted	2,430	1,999	431
Section 197 intangible amortization	119	147	(28)
Guaranty fund accrual	6,189	6,452	(263)
Reinsurance to unauthorized companies	181	282	(101)
Assumption reinsurance	6,176	6,996	(820)
Other (including items <5% of ordinary tax assets)	193	373	(180)

Subtotal	113,219	93,032	20,187
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	11,932	17,395	(5,463)

Admitted ordinary deferred tax assets	101,287	75,637	25,650
Capital:
Investments	22,618	26,758	(4,140)

Subtotal	22,618	26,758	(4,140)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	22,618	26,758	(4,140)

Admitted deferred tax assets	$123,905	$102,395	$21,510

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

7. Income Taxes — (Continued)

	Year Ended December 31
	2012	2011	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$10,496	$8,286	$2,210
§807(f) adjustment	7,302	8,621	(1,319)
Reinsurance ceded	14,225	15,395	(1,170)
Other (including items <5% of total ordinary tax liabilities)	18	321	(303)

Subtotal	32,041	32,623	(582)
Capital:
Investments	22,843	19,178	3,665

Subtotal	22,843	19,178	3,665

Deferred tax liabilities	54,884	51,801	3,083

Net deferred tax assets/liabilities	$69,021	$50,594	$18,427

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2012 or 2011.

As discussed in Note 1, for the year ended December 31, 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2012
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$56,227	$12,794	$69,021
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	116,020
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		45,060	9,824	54,884

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$101,287	$22,618	$123,905

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

7. Income Taxes — (Continued)

			December 31, 2011*
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$31,733	$18,861	$50,594
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	145,949
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		43,904	7,897	51,801

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$75,637	$26,758	$102,395

			Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$24,494	$(6,067)	$18,427
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(29,929)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		1,156	1,927	3,083

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$25,650	$(4,140)	$21,510

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R.

	December 31
	2012	2011
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	809%	784%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$766,655	$641,126

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

7. Income Taxes — (Continued)

The impact of tax planning strategies at December 31, 2012 and 2011 was as follows:

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	100%	17%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2011
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	0%	0%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	Change
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	100%	17%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2012	2011	Change
Federal	$110,930	$44,789	$66,141
Foreign	—	—	—

Subtotal	110,930	44,789	66,141

Federal income tax on net capital gains	17,772	15,802	1,970

Federal and foreign income taxes incurred	$128,702	$60,591	$68,111

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

7. Income Taxes — (Continued)

	Year Ended December 31
	2011	2010	Change
Federal	$44,789	$58,571	$(13,782)
Foreign	—	—	—

Subtotal	44,789	58,571	(13,782)

Federal income tax on net capital gains	15,802	24,841	(9,039)

Federal and foreign income taxes incurred	$60,591	$83,412	$(22,821)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2012	2011	2010
Current income taxes incurred	$128,702	$60,591	$83,412
Change in deferred income taxes (without tax on unrealized gains and losses)	12,128	7,754	(24,065)

Total income tax reported	$140,830	$68,345	$59,347

Income before taxes	$365,242	$(182,234)	$197,747
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$127,835	$(63,782)	$69,211
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(4,308)	(3,958)	(3,360)
Tax credits	(3,148)	(2,217)	(2,180)
Tax adjustment for IMR	6,726	(10,326)	(3,591)
Surplus adjustment for in-force ceded	12,782	140,266	(348)
Nondeductible expenses	15	2,882	13
Deferred tax benefit on other items in surplus	(7,149)	(1,343)	(2,256)
Provision to return	(1,968)	(454)	59
Transfer of basis	—	(281)	—
Dividends from certain foreign corporations	39	30	35
Prior period adjustment	10,356	4,791	1,760
Other	(350)	2,737	4

Total income tax reported	$140,830	$68,345	$59,347

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2012.

As of December 31, 2012 and 2011, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

7. Income Taxes — (Continued)

The Company incurred income taxes during 2012, 2011 and 2010 of $93,620, $113,223 and $60,543, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2012 and 2011 is $32 and $24, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $32. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2012, 2011 and 2010 is $(203), $(25) and $77, respectively. The total interest payable balance as of December 31, 2012 and 2011 is $2 and $205, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the year ended December 31, 2012, there were no premiums for participating life insurance policies. For years ended 2011 and 2010, premiums for participating life insurance policies were $111 and $2, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2012, 2011 or 2010.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2012
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$863,230	$100,861	$—	$964,091	4%
At book value less surrender charge of 5% or more	963,783	47,733	—	1,011,516	4
At fair value	6,586	485,825	7,974,208	8,466,619	35

Total with adjustment or at fair value	1,833,599	634,419	7,974,208	10,442,226	43
At book value without adjustment (minimal or no charge or adjustment)	3,963,343	66,275	—	4,029,618	17
Not subject to discretionary withdrawal provision	964,662	6,566,022	1,965,950	9,496,634	40

Total annuity reserves and deposit liabilities	6,761,604	7,266,716	9,940,158	23,968,478	100%

Less reinsurance ceded	1,978	—	—	1,978

Net annuity reserves and deposit liabilities	$6,759,626	$7,266,716	$9,940,158	$23,966,500

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

8. Policy and Contract Attributes — (Continued)

	December 31 2011
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$881,103	$132,777	$—	$1,013,880	5%
At book value less surrender charge of 5% or more	1,396,544	50,323	—	1,446,867	6
At fair value	4,904	444,165	6,241,061	6,690,130	30

Total with adjustment or at fair value	2,282,551	627,265	6,241,061	9,150,877	41
At book value without adjustment (minimal or no charge or adjustment)	3,713,504	69,871	—	3,783,375	17
Not subject to discretionary withdrawal provision	988,299	6,339,784	1,995,720	9,323,803	42

Total annuity reserves and deposit liabilities	6,984,354	7,036,920	8,236,781	22,258,055	100%

Less reinsurance ceded	967	—	—	967

Net annuity reserves and deposit liabilities	$6,983,387	$7,036,920	$8,236,781	$22,257,088

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2012, 2011 and 2010 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$1,805,525	$2,357,927	$4,163,452

Reserves for separate acccounts as of December 31, 2012 with assets at:
Fair value	$—	$10,008,134	$10,008,134
Amortized cost	7,266,715	—	7,266,715

Total as of December 31, 2012	$7,266,715	$10,008,134	$17,274,849

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal:
With fair value adjustment	$100,860	$—	$100,860
At book value without fair value adjustment and with current surrender charge of 5% or more	47,733	—	47,733
At fair value	485,825	8,042,184	8,528,009
At book value without fair value adjustment and with current surrender charge of less than 5%	66,275	—	66,275

Subtotal	700,693	8,042,184	8,742,877
Not subject to discretionary withdrawal	6,566,022	1,965,950	8,531,972

Total separate account reserves at December 31, 2012	$7,266,715	$10,008,134	$17,274,849

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

8. Policy and Contract Attributes — (Continued)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$2,184,262	$2,035,362	$4,219,624

Reserves for separate accounts as of December 31, 2011 with assets at:
Fair value	$—	$8,294,680	$8,294,680
Amortized cost	7,036,920	—	7,036,920

Total as of December 31, 2011	$7,036,920	$8,294,680	$15,331,600

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal:
With fair value adjustment	$132,777	$—	$132,777
At book value without fair value adjustment and with current surrender charge of 5% or more	50,323	—	50,323
At fair value	444,165	6,301,437	6,745,602
At book value without fair value adjustment and with current surrender charge of less than 5%	69,871	—	69,871

Subtotal	697,136	6,301,437	6,998,573
Not subject to discretionary withdrawal	6,339,784	1,993,243	8,333,027

Total separate account reserves at December 31, 2011	$7,036,920	$8,294,680	$15,331,600

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$2,664,188	$1,453,005	$4,117,193

Reserves for separate accounts as of December 31, 2010 with assets at:
Fair value	$2,050,715	$5,501,299	$7,552,014
Amortized cost	6,343,146	—	6,343,146

Total as of December 31, 2010	$8,393,861	$5,501,299	$13,895,160

Reserves for separate accounts by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal:
With fair value adjustment	$131,701	$—	$131,701
At book value without fair value adjustment and with current surrender charge of 5% or more	52,218	—	52,218
At fair value	643,553	5,501,299	6,144,852
At book value without fair value adjustment and with current surrender charge of less than 5%	72,502	—	72,502

Subtotal	899,974	5,501,299	6,401,273
Not subject to discretionary withdrawal	7,493,887	—	7,493,887

Total separate account reserves at December 31, 2010	$8,393,861	$5,501,299	$13,895,160

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

8. Policy and Contract Attributes — (Continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2012	2011	2010
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,163,485	$4,219,645	$4,117,231
Transfers from separate accounts	(3,220,563)	(3,075,684)	(2,024,827)

Net transfers to separate accounts	942,922	1,143,961	2,092,404
Miscellaneous reconciling adjustments	8	(63)	102

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$942,930	$1,143,898	$2,092,506

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $17,590,145 and $15,878,424, respectively. The assets legally insulated from general account claims at December 31, 2012 and 2011 are attributed to the following products:

	2012	2011
Variable life	$80,147	$71,843
Variable annuities	6,288,266	4,553,020
Market value separate accounts	1,550,300	1,528,849
Par annuities	2,220,569	2,205,551
Book value separate accounts	7,450,863	7,519,161

Total separate account assets	$17,590,145	$15,878,424

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $47,317 and $81,614, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $31,916, $27,094 and $23,622 to the general account in 2012, 2011 and 2010, respectively. During the years ended December 31, 2012, 2011 and 2010, the general account of the Company had paid $619, $1,542 and $1,006, respectively, toward separate account guarantees.

At December 31, 2012 and 2011, the Company reported guaranteed separate account assets at amortized cost in the amount of $7,450,863 and $7,519,161, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $7,618,858 and $7,682,141 at December 31, 2012 and 2011, respectively, which would have resulted in an unrealized gain of $167,995 and $162,980, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2012 and 2011, securities with a book value of $21,171 and $26,057, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

8. Policy and Contract Attributes — (Continued)

As of December 31, 2012, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $21,606. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2012 and 2011, the Company had variable annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2012
Guaranteed Minimum Withdrawal Benefit	$4,849,846	$131,770	$—
Guaranteed Minimum Death Benefit	1,373,096	7,639	1,978
December 31, 2011
Guaranteed Minimum Withdrawal Benefit	$4,863,047	$181,344	$—
Guaranteed Minimum Death Benefit	1,328,603	7,406	967

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2012 and 2011, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary first-year business	$312	$278	$34
Ordinary renewal business	153,131	1,350	151,781
Group life business	664	127	537
Credit life	235	—	235
Reinsurance ceded	(146,264)	—	(146,264)

Total life and annuity	8,078	1,755	6,323
Accident and health	4,974	—	4,974

	$13,052	$1,755	$11,297

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

8. Policy and Contract Attributes — (Continued)

	Gross	Loading	Net
December 31, 2011
Life and annuity:
Ordinary first-year business	$1,976	$290	$1,686
Ordinary renewal business	166,851	1,434	165,417
Group life business	639	147	492
Credit life	265	—	265
Reinsurance ceded	(161,358)	—	(161,358)

Total life and annuity	8,373	1,871	6,502
Accident and health	4,085	—	4,085

	$12,458	$1,871	$10,587

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2012 and 2011, the Company had insurance in force aggregating $12,243,276 and $14,627,860, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $92,244 and $108,491 to cover these deficiencies as of December 31, 2012 and 2011, respectively.

9. Capital and Surplus

At December 31, 2012 and 2011, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. Aegon owns 38,609 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2012 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2013, without prior approval of insurance regulatory authorities, is $83,602

On December 21, 2011, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $296,590, respectively, to its parent companies, Aegon and TLIC. Of the common stock dividend amount, $76,057 was considered an ordinary dividend and $220,533 was considered an extraordinary dividend. Of the total $300,000 preferred and common stock dividends, Aegon received $262,200 and TLIC received $37,800. On December 23, 2010, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $196,590, respectively, to its parent companies, Aegon and TLIC. Of the common stock dividend amount, $87,502 was considered an ordinary dividend and $109,088 was considered an extraordinary dividend. Of the total $200,000 preferred and common stock dividends, Aegon received $174,800 and TLIC received $25,200. The Company did not pay any dividends during 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

9. Capital and Surplus — (Continued)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2012, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from Aegon in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2012, 2011 and 2010 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2012 and 2011 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest

2012	$150,000	$9,375	$43,750	$—
2011	150,000	9,375	34,375	—

The Company held special surplus funds in the amount of $6,660 and $4,796, as of December 31, 2012 and 2011, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2012 and 2011, respectively, securities in the amount of $238,014 and $459,577 were on loan under securities lending agreements. At December 31, 2012, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $257,972 and $475,551 at December 31, 2012 and 2011, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$256,262
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	256,262
Securities received	—

Total collateral received	$256,262

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

10. Securities Lending — (Continued)

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$25,082	$25,083
30 days or less	119,258	119,260
31 to 60 days	45,726	45,676
61 to 90 days	19,998	19,998
91 to 120 days	10,663	10,665
121 to 180 days	—	—
181 to 365 days	—	—
1 to 2 years	7,389	7,396
2-3 years	30,027	29,894
Greater than 3 years	—	—

Total	258,143	257,972
Securities received	—	—

Total collateral reinvested	$258,143	$257,972

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $257,983 (fair value of $257,972) that are currently tradable securities that could be sold and used to pay for the $256,262 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $9, $8 and $8 for the years ended December 31, 2012, 2011 and 2010, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2012, 2011 and 2010 was $6 for each year, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

11. Retirement and Compensation Plans — (Continued)

Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2012, 2011 and 2010 was negligible. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended December 31, 2012, 2011 and 2010.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between Aegon and the Company, Aegon will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by Aegon as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2012, 2011 and 2010, the Company paid $24,579, $23,065 and $22,860, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $2,699, $1,688 and $1,112 for these services during 2012, 2011 and 2010, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $5,633, $4,411 and $3,395 for the years ended December 31, 2012, 2011 and 2010, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2012, 2011 and 2010, the Company paid (received) net interest of $(12), $11 and $(14), respectively, to (from) affiliates. At December 31, 2012 and 2011, the Company reported a net amount of $87,032 receivable from and $819 due to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2012, the Company had short-term intercompany notes receivable of $54,700 as follows. The Company did not have any short-term intercompany notes receivable at December 31, 2011. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
December 31, 2012
AEGON	$54,700	April 25, 2013	0.12%

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C,B,P,U	$36,282

C-	Claims Payment

B-	Binding Authority

P-	Premium Collection

U-	Underwriting

For years ended December 31, 2012, 2011 and 2010, the Company had $36,282, $20,974 and $21,285, respectively, of direct premiums written by The Vanguard Group, Inc. For the years ended December 31, 2012 and 2011, the Company did not have any direct premiums written by Vision Financial Corp. For the year ended December 31, 2010, the Company had $1,766 of direct premiums written by Vision Financial Corp. For the year ended December 31, 2012 the Company did not have any direct premiums written by League Insurance Agency. For the years ended December 31, 2011 and 2010, the Company had $17 and $33, respectively, of direct premiums written by League Insurance Agency.

14. Commitments and Contingencies

The Company has contingent commitments of $14,317 and $23,554, at December 31, 2012 and 2011, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $2,127 and $8,603 at December 31, 2012 and 2011, respectively.

Private placement commitments outstanding as of December 31, 2012 were $11,715. There were no private placement commitments outstanding as of December 31, 2011.

There were no securities acquired on a “to be announced” (TBA) basis at December 31, 2012. There were securities in the amount of $20,491 being acquired TBA basis at December 31, 2011.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2012 and 2011, the Company has pledged invested assets with a carrying value of $19,516 and $36,839, respectively, and fair value of $22,069 and $41,209, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2012 and 2011, respectively, was $20,331 and $87,702. In addition, securities in the amount of $19,891 and $14,724 were also posted to the Company as of December 31, 2012 and 2011, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2012

14. Commitments and Contingencies — (Continued)

certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $34,002 and $34,754 at December 31, 2012 and 2011, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $16,319 and $16,319 at December 31, 2012 and 2011, respectively. The guaranty fund expense was $174, $9,674 and $8,079 for the years ended December 31, 2012, 2011 and 2010, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

As of December 31, 2012, the Company had dollar repurchase agreements outstanding in the amount of $63,548. The Company did not participate in dollar repurchase agreements at December 31, 2011.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$67,189
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	67,189
Securities received	—

Total collateral received	$67,189

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2012 and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2012 through the date the financial statements are issued.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments — Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2012

Type of Investment	Cost(1)	Fair Value	Amount at Which Shown in the Balance Sheet(2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$614,140	$717,293	$615,107
States, municipalities and political subdivisions	144,091	153,541	144,091
Foreign governments	167,404	179,467	167,404
Hybrid securities	100,172	97,495	100,172
All other corporate bonds	6,395,832	7,043,413	6,386,432
Preferred stocks	1,573	2,241	1,573

Total fixed maturities	7,423,212	8,193,450	7,414,779
Equity securities
Common stocks:
Industrial, miscellaneous and all other	3,951	5,113	5,113

Total common stocks	3,951	5,113	5,113
Mortgage loans on real estate	544,544		544,544
Policy loans	60,041		60,041
Other long-term investments	66,552		66,552
Cash, cash equivalents and short-term investments	532,726		532,726
Securities lending reinvested collateral assets	258,143		258,143

Total investments	$8,889,169		$8,881,898

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government and corporate bonds of $17,802 are held at fair value rather than amortized cost due to having an NAIC 6 rating.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2012
Individual life	$800,856	$—	$13,664	$112,965	$43,911	$114,108	$111,558
Individual health	33,163	5,194	6,159	46,142	2,470	25,920	17,866
Group life and health	126,870	1,701	7,042	47,758	7,248	29,613	14,835
Annuity	6,685,096	—	437	4,733,483	373,499	3,898,240	1,107,739

	$7,645,985	$6,895	$27,302	$4,940,348	$427,128	$4,067,881	$1,251,998

Year ended December 31, 2011
Individual life	$747,711	$—	$17,650	$(392,806)	$57,137	$(244,361)	$195,549
Individual health	29,871	5,405	10,749	39,862	2,680	23,875	20,769
Group life and health	121,400	1,764	6,654	40,610	7,514	21,200	18,354
Annuity	6,908,679	—	551	4,738,804	396,199	3,945,524	1,314,829

	$7,807,661	$7,169	$35,604	$4,426,470	$463,530	$3,746,238	$1,549,501

Year ended December 31, 2010
Individual life	$1,129,418	$—	$61,723	$380,711	$71,555	$413,196	$125,913
Individual health	29,445	6,118	11,591	43,410	2,616	31,177	19,128
Group life and health	115,632	1,779	14,004	56,396	7,621	36,810	10,680
Annuity	6,715,284	—	377	4,664,761	424,335	2,836,088	2,238,446

	$7,989,779	$7,897	$87,695	$5,145,278	$506,127	$3,317,271	$2,394,167

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2012
Life insurance in force	$19,518,201	$247,623,959	$244,178,985	$16,073,227	1519%

Premiums:
Individual life	$133,277	$641,531	$621,218	$112,964	550%
Individual health	47,094	1,046	94	46,142	0%
Group life and health	55,273	10,883	3,369	47,759	7%
Annuity	4,724,707	100	8,876	4,733,483	0%

	$4,960,351	$653,560	$633,557	$4,940,348	13%

Year ended December 31, 2011
Life insurance in force	$18,982,172	$260,580,996	$257,168,145	$15,569,321	1652%

Premiums:
Individual life	$127,831	$1,127,302	$606,665	$(392,806)	-154%
Individual health	43,652	3,938	148	39,862	0%
Group life and health	51,067	14,350	3,893	40,610	10%
Annuity	4,727,987	134	10,951	4,738,804	0%

	$4,950,537	$1,145,724	$621,657	$4,426,470	14%

Year ended December 31, 2010
Life insurance in force	$16,809,256	$192,917,364	$259,292,608	$83,184,500	312%

Premiums:
Individual life	$158,536	$409,081	$631,257	$380,712	166%
Individual health	40,593	746	3,563	43,410	8%
Group life and health	43,509	560	13,446	56,395	24%
Annuity	4,652,270	232	12,723	4,664,761	0%

	$4,894,908	$410,619	$660,989	$5,145,278	13%

(This page intentionally left blank.)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

440 Mamaroneck Avenue, Harrison, NY 10528

(914) 627-3000

2538 (Rev. 5/13)